As filed with the Securities and Exchange Commission on April 13, 2012

  1933 Act File No. 333-177913
1940 Act File No. 811-22626

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 1

Salient Midstream & MLP Fund
 (Exact Name of Registrant as Specified in Charter)

4265 San Felipe, Suite 800
Houston, Texas 77027
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (713) 993-4675

John A. Blaisdell
Salient Midstream & MLP Fund
4265 San Felipe, Suite 800
Houston, Texas 77027
(Name and Address of Agent for Service)

Copies of Communications to:

George J. Zornada
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):  ☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.01 par value per share	40,000	$25.00	$1,000,000	$114.60

(1)      Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(2)      Previously paid with respect to initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registrant Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	DATED APRIL 13, 2012

[Fund Logo]

                            SHARES
SALIENT MIDSTREAM & MLP FUND
COMMON SHARES
$            per share

The Fund and Its Investment Objective. Salient Midstream & MLP Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to its common shareholders (“Common Shareholders”). There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to provide its Common Shareholders with a tax-efficient vehicle to invest in a portfolio of Energy Companies that own midstream and other energy assets. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page ii of this prospectus.

Investment Strategies. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies (“Midstream Companies”) and master limited partnerships (“MLPs”). Midstream companies own or operate midstream assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering natural gas, natural gas liquids, crude oil or refined products or coal and MLPs are publicly traded limited partnerships or limited liability companies that are treated as partnerships for U.S. federal income tax purposes (see Glossary for additional information).  The Fund intends to utilize an option strategy in an effort to enhance returns.  The options strategy is intended to generate returns from options premiums as a means to enhance distributions to its Common Shareholders.

Tax Matters. The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC. As a RIC, the Fund generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that the Fund receives from its portfolio investments and distribute to its Common Shareholders as dividends. See “Tax Matters – Qualification as a RIC.”

Investment Adviser. The Fund’s investment adviser, Salient Capital Advisors, LLC, a Texas limited liability company (“SCA”), which is a registered investment adviser and, with its affiliates, is an experienced investment adviser to other management investment companies and closed-end funds. As of March, 2012, SCA managed and advised assets of approximately $[            ], including $[             ] in Midstream Companies and MLPs.

No Prior Trading History. Because the Fund is newly-organized, its common shares (“Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

(continued on next page)

It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance under the symbol SMM.

Investing in the Fund’s Common Shares involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page [    ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$	$
Sales load(1)	$	$
Proceeds, after expenses, to the Fund(2)	$	$
(1)
SCA (and not the Fund) has agreed to pay from its own assets structuring fees to                          and [other underwriters] in connection with this offering.  SCA (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation with the offering.  See "Underwriting."

(2)
The Fund has agreed to pay the underwriters $     , or $     (if the underwriters exercise the overallotment in full) ($.00667 per Common Share) as a partial reimbursement of expenses.  Based on an offering size of $                       or         Common Shares, the total offering costs are estimated to be $             (or approximately $     per share) and total offering expenses to be paid by the Fund (other than the sales load but inclusive of such $.00667 per Common Share reimbursement of underwriters’ expenses) are estimated to be approximately $     , which represents $.04 per Common Share.  SCA has agreed to pay (i) all of the Fund's organizational expenses, which are estimated to be $    , and (ii) the Fund's offering expenses (other than the sales load but inclusive of such $.00667 per Common Share as reimbursement of the underwriters' expenses), which are estimated to be $    to the extent offering expenses are in excess of $.04 per share.

(3)
The Fund has granted the underwriters an option to purchase up to          additional shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.  If this option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be approximately $     , $      and $     , respectively.  See "Underwriting."

The underwriters expect to deliver the Common Shares to purchasers on or about [         ], 2012.

The date of this Prospectus is __________, 2012

Distributions. The Fund intends to make regular distributions of cash to its Common Shareholders out of legally available funds (“Distributions”). The Fund’s Distributions, if any, will be determined by the Board of Trustees (the “Board”). The Fund expects to declare its initial Distribution within 45 to 60 days following the completion of this offering and pay such initial Distribution approximately 90 days after the completion of this offering. There is no assurance that the Fund will continue to pay regular Distributions or that it will do so at a particular rate.  See “Distributions” and “Tax Matters.”

Leverage. The Fund generally will seek to enhance its total returns through the use of financial leverage, which may include the use of bank debt (“Indebtedness”) and the issuance of preferred shares (“Leverage Instruments” and, together with Indebtedness, “Financial Leverage”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of Leverage Instruments in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund intends to utilize Financial Leverage (anticipated currently to be in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act.  The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets. There is no assurance that the Fund will utilize Financial Leverage or, if Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use Financial Leverage until the proceeds of this offering are substantially invested in accordance with its investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with its investment objective within three months after the completion of this offering. The Fund may, thereafter, use Financial Leverage.  The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.  See “Description of Shares—Credit Facility.” The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  See “Use of Leverage—Effects of Leverage,” “Risk Factors—Risks Related to Its Business and Structure—Use of Leverage,” and “Description of Shares.”

Option Strategy.  The Fund currently expects to write covered call options in an amount up to 30% of the value of total assets in its portfolio with the purpose of generating realized gains.  This option strategy is intended to generate returns from options premiums as a means to enhance distributions to the Fund’s Common Shareholders.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option.   As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.  Separately, in the Fund’s hedging strategy, it may both write covered and uncovered call options and purchase put options to attempt to hedge various Fund investments and/or markets or indices, as well as interest rates.   The Fund intends to limit its use of uncovered calls to 10% of the value of total assets in its portfolio.  As a writer of uncovered calls, the Fund would be subject to the risk of unlimited losses.  See “Risk Factors—Options Risk—Derivatives Risk—Short Sales Risk,” and “Description of Shares.”

You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated [              ], as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page [   ] of this prospectus), annual and semi-annual reports to Common Shareholders (when available), and additional information about the Fund by calling toll-free at [             ], or by writing to the Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027 or visiting the Fund’s website ([              ]). The information contained in, or accessed through, the Fund’s website is not part of this prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference

Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0112.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund is not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Its business, financial condition, results of operations and prospects may have changed since that date. The Fund will advise investors of any material changes to the extent required by applicable law.

TABLE OF CONTENTS

GLOSSARY OF KEY TERMS
PROSPECTUS SUMMARY
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
FEES AND EXPENSES
SALIENT MIDSTREAM & MLP FUND
USE OF PROCEEDS
RISK FACTORS
DISTRIBUTIONS
DISTRIBUTION REINVESTMENT PLAN
INVESTMENT OBJECTIVE AND POLICIES
USE OF LEVERAGE
MANAGEMENT
NET ASSET VALUE
DESCRIPTION OF SHARES
CLOSED-END FUND STRUCTURE; REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END FUND
TAX MATTERS
UNDERWRITING
TRANSFER AGENT AND ADMINISTRATOR
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL MATTERS
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

i

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in the Fund’s investment objective and policies and as described in this prospectus. These definitions may not correspond to standard sector definitions.

“Energy Companies” means companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“Marine Midstream Companies” means public companies that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

“Midstream Assets” means assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as MLPs and are taxed as corporations. For purposes of this definition, this means companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels and (b)  MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and includes Midstream MLPs, and other energy MLPs.  “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for U.S. federal income tax purposes.

“MLP Affiliates” means affiliates of MLPs substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes.  MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

ii

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in the fund’s common shares. You should carefully read and review the detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, particularly the section entitled “Risk Factors.”  Unless otherwise defined herein, the Glossary of Key Terms on page ii herein provides the definitions of certain key terms used in this prospectus.

The Fund
Salient Midstream & MLP Fund (the “Fund”) is a newly-organized Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Offering
The Fund is offering [            ] common shares of beneficial interest at $[25.00] per share (“Common Shares”) through a group of underwriters (the "Underwriters") led by [             ].  The common shares of beneficial interest of the Fund are called "Common Shares" in this prospectus. In this prospectus, holders of Common Shares are referred to as "Common Shareholders."  You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to [            ] additional Common Shares to cover any overallotments.  See "Underwriters."  Salient Capital Advisors, LLC has agreed to pay (i) all of the Fund's organizational expenses, which are estimated to be $    , and (ii) the Fund's offering expenses (other than the sales load but inclusive of such $.00667 per Common Share as reimbursement of the underwriters' expenses), which are estimated to be $    to the extent offering expenses are in excess of $.04 per share.  See "Underwriting."

Investment Objective.
The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its Common Shareholders (“Distributions”).  The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of Midstream Companies and MLPs.  Midstream companies own or operate midstream assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering natural gas, natural gas liquids, crude oil or refined products or coal and MLPs are publicly traded limited partnerships or limited liability companies that are treated as partnerships for U.S. federal income tax purposes.  The Fund intends to utilize an option strategy in an effort to enhance returns.  The options strategy is intended to generate returns from options premiums as a means to enhance Distributions to the Fund’s Common Shareholders.  There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies.”

The Adviser
Salient Capital Advisors, LLC (“SCA”), the Fund’s investment adviser, is responsible for providing portfolio investment services to the Fund, implementing and administering the Fund’s investment strategy and providing management and administrative assistance in connection with its operations. SCA is a wholly-owned subsidiary of Salient Partners, L.P., a Delaware limited partnership (“Salient”), and SCA is a registered investment adviser with the Securities and Exchange Commission (“SEC”). As of March, 2012, SCA managed and advised assets of approximately $[            ], including $[             ] in Midstream Companies and MLPs.  Salient and its affiliates managed and advised assets of approximately $[            ] as of March, 2012.

Salient and its principals have invested in Midstream Companies and MLPs since [          ], and Salient has developed an understanding of the North American energy markets that Salient believes enables it to identify and take advantage of attractive investment opportunities in the Midstream Sector as well as in other MLPs and Energy Companies. In addition, Salient’s senior professionals have many long-term relationships with industry managers, which Salient believes gives it an important advantage in making portfolio management decisions and sourcing and structuring private investments for the Fund.

Pursuant to the investment management agreement, the Fund has agreed to pay SCA, as compensation for the services rendered by it, a management fee equal on an annual basis to [      ]% of the average monthly consolidated total assets of the Fund, computed and paid monthly. Because SCA’s management fee is based upon a percentage of the Fund’s consolidated total assets, its fee will be higher if the Fund employs Financial Leverage. During the first 24 months of the Fund’s investment activities following the completion of this offering, SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to [      ]% of the Fund’s average monthly total assets. See “Management—Investment Adviser.”

Listing	It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance under the symbol “ “.

Distributions
Commencing with its initial Distribution, the Fund intends to make regular Distributions of cash to its Common Shareholders. Such Distributions will be authorized by the Board of Trustees (the “Board”) and declared by the Fund out of funds legally available therefor. [It is anticipated that the Fund will declare its initial Distribution approximately 45 to 60 days following completion of this offering and to pay such initial Distribution approximately 90 days after the completion of this offering.]

There is no assurance that the Fund will continue to pay regular Distributions or that it will do so at a particular rate.

It is anticipated that only a portion of the cash payments that the Fund receives from its investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Fund cannot predict with respect to a given quarter how much of its investment company taxable income will be included in the Distribution it makes for that quarter. However, the Fund intends to pay to Common Shareholders on an annual basis at least 90% of its investment company taxable income. Distributions may also include gains from premiums on options the Fund has written, cash received as return of capital from the Fund’s portfolio investments or return of investors’ capital.  Any such returns of capital, while not taxable, will lower a Common Shareholder’s basis and may result in higher taxes in the future.

Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital was the source of a Distribution, and the payment amounted to a return of capital, the Fund would be required to provide written notice to that effect. Nevertheless, Common Shareholders who periodically receive Distributions may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Fund’s Distribution that constitutes a return of capital represents a return of a Common Shareholder’s original investment in its shares. Accordingly, Common Shareholders should carefully read any written disclosure accompanying a Distribution and should not assume that the source of payment is from income of the Fund.

Various factors will affect the levels of cash that the Fund receives from its investments, as well as the amounts of income and return of capital represented by such cash. To permit the Fund to maintain a more stable Distribution, the Fund may distribute less or more than the entire amount of cash that it receives from its investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, once distributed, such amounts will be deducted from the Fund’s net asset value. See “Distributions.”

U.S. federal income tax status
The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Shareholders. To qualify as a RIC and maintain its RIC status, the Fund must meet specific source-of-income and asset diversification requirements and distribute in each of its taxable years at least 90% of the sum of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. If, in any year, the Fund fails to qualify as a RIC under U.S. federal income tax laws, it would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters – Qualification as a RIC.”

Under the current tax diversification rules applicable to RICs, the Fund may directly invest up to 25% of its total assets in equity or debt securities of MLPs that are treated as “qualified publicly traded partnerships” under the Code. In order to increase the Fund’s investments in MLPs, it may invest in one or more subsidiary C corporations that invest in MLPs. Any such subsidiary C corporation will be subject to federal corporate income tax on its income, regardless of whether such income is distributed to the Fund. For a more complete discussion of its portfolio composition, see “Investment Objective and Policies.”

Common Shareholder tax features
Excluding the impact of any realized gains or realized losses, the Fund expects that a portion of its Distributions to Common Shareholders may constitute a non-taxable return of capital distribution. If the Fund distributes investment company taxable income from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for U.S. federal income tax purposes, such Distributions will generally be taxable to Common Shareholders in the current period as ordinary income for U.S. federal income tax purposes. If such Distributions exceed the Fund’s current and accumulated earnings and profits as computed for U.S. federal income tax purposes, such excess Distributions will constitute a non-taxable return of capital to the extent of a Common Shareholder’s basis in the Fund’s Common Shares and will result in a reduction of such basis. To the extent such excess exceeds a Common Shareholder’s basis in the Fund’s Common Shares, such excess will be taxed as capital gain. A “return of capital” represents a return of a Common Shareholder’s original investment in the Fund’s Common Shares, and should not be confused with a dividend from earnings and profits. Upon the sale of Common Shares, a holder of the Fund’s Common Shares generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s Common Shareholders and the Common Shareholder’s U.S. federal income tax basis in the Fund’s Common Shares sold, as adjusted to reflect return of capital. The Fund may also make Distributions of net capital gains in the form of capital gain dividends, which generally will be taxable to Common Shareholders as long-term capital gain for U.S. federal income tax purposes. See “Tax Matters – Taxation of U.S. Shareholders.”

Distribution reinvestment plan
The Fund has adopted a distribution reinvestment plan (the "DRIP") for its Common Shareholders. The plan, which will become effective upon the closing of this offering, is an “opt out” distribution reinvestment plan. As a result, if the Fund declares a Distribution, then its Common Shareholders’ cash Distributions will be automatically reinvested in additional Common Shares, unless they specifically elect to receive cash. Common Shareholders who receive Distributions in the form of Common Shares will be subject to the same federal, state and local tax consequences as Common Shareholders who elect to receive their Distributions in cash. See “Distribution Reinvestment Plan.”

Trading at a discount
The common shares of closed-end investment companies frequently trade at prices lower than their net asset value. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to their net asset value. In addition, the Fund’s net asset value will be reduced immediately following this offering by the sales load and offering costs. The possibility that the Fund’s Common Shares may trade at a discount to their net asset value is separate and distinct from the risk that Common Shares’ net asset value may decline. In addition to net asset value, the market price of the Fund’s Common Shares may be affected by such factors as the Distributions it makes (which are in turn affected by expenses), the stability of the Fund’s Distributions, liquidity and market supply and demand. See “Risk Factors,” “Description of Shares” and “Closed-end Fund Structure; Repurchase of Common Shares and Conversion to Open-end Fund.” The Fund’s Common Shares are designed primarily for long-term investors, and you should not purchase the Fund’s Common Shares if you intend to sell them shortly after purchase.

Custodian	[ ] will act as custodian of the Fund’s securities and other assets. See “Custodian.”

Transfer Agent and Administrator	[ ] will act as the Fund’s transfer agent, dividend-paying agent and administrator. See “Transfer Agent and Administrator.”

Selected Risk Considerations
An investment in the Fund’s Common Shares involves various, material risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in the Fund’s Common Shares.  This list is not complete, and you should read and consider carefully the more complete list of risks described below under “Risk Factors” before purchasing the Fund’s Common Shares.

NO OPERATING OR TRADING HISTORY

The Fund is a newly-organized, non-diversified, closed-end management investment company and has no operating or public trading history. Being a newly-organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment could decline substantially.

INVESTMENT AND MARKET RISK

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in the Fund’s Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment in the Fund’s Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Distributions.

RISKS RELATING TO INVESTMENTS IN MLPs

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  Holders of MLP units have the rights typically afforded to limited partners in a limited partnership.  As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  There are certain tax risks associated with an investment in MLP units (described further below).  Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

INDUSTRY SPECIFIC RISK
Additionally, the Fund’s investments will be generally concentrated in Midstream Companies and MLPs. Certain risks inherent in investing in these types of securities include the following:

●
Regulatory Risk. Midstream Companies and MLPs in which the Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Midstream Companies and MLPs. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Midstream Companies and MLPs. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs.

●
Catastrophe Risk. The operations of Midstream Companies and MLPs in which the Fund may invest are subject to many hazards inherent in transporting, processing, or storing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Midstream Companies and MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

●
Pipelines.  Midstream Companies and MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash Distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

●
Gathering and Processing.  Midstream Companies and MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

●
Midstream.  Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

●
Exploration and Production.  Midstream Companies and MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

●
Propane.  Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

●
Coal.  Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

●
Marine Shipping.  Midstream Companies and MLPs involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

●	Commodity Pricing Risk. Midstream Companies and MLPs in which the Fund may invest may be directly affected by energy commodity prices, especially those Midstream Companies and MLPs which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Midstream Companies and MLPs that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Midstream Companies and MLPs to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

●
Supply and Demand Risk. A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Midstream Companies and MLPs in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Midstream Companies and MLPs. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

●
Depletion and Exploration Risk. Midstream Companies and MLPs also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Midstream Companies and MLPs.

DERIVATIVES RISK

The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, and enter into various interest rate transactions such as swaps or credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments.  The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty and the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.  See “Risk Factors—Risks Related to Its Investments and Investment Techniques—Derivatives Risk” and “Use of Derivatives, Options and Hedging Strategies” in the SAI.

OPTIONS RISK

The Fund currently expects to write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio, with the purpose of generating realized gains.  The Fund also intends to write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio, and purchase put options as part of its hedging strategy.  As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by us, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.  The seller of an uncovered call option assumes the risk of a theoretically unlimited loss as a result of an increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a put or call option assumes the risk of losing its entire premium invested in the option.  Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in its hedging strategies.

SHORT SALES RISK

A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying the securities that were sold short to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase.  The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio.

USE OF LEVERAGE

Under normal market conditions, the Fund intends to utilize Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments.  Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of Leverage Instruments in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the

Fund intends to utilize Financial Leverage (anticipated currently to be in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act.  The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings.  To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release  No. 10666 (Apr. 18, 1979) to cover these obligations.  The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.

Financial Leverage will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund currently anticipates leveraging its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.  Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for Common Shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

●	the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Common Shares than a comparable portfolio without leverage;
●
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

●
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

●	the Fund's use of certain types of leverage will cause the investment advisory fee payable to SCA to be higher than if the Fund did not use leverage.
The Fund may continue to use leverage if the benefits to the Fund’s Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

DELAY IN USE OF PROCEEDS

Although the Fund currently intends to invest the proceeds from the sale of the Common Shares within three months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for the Midstream Companies and MLPs in which the Fund intends to invest may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in Midstream Companies and MLPs in which the Fund intends to invest. As a result, the return and yield on the Common Shares in the year following the Fund’s initial public offering may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

CASH FLOW RISK

A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of Midstream Companies and MLPs. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations.  Cash available for distribution varies from month to month and is largely dependent on factors affecting the entity’s operations and factors affecting the energy industry in general. In addition to the risk factors described in this prospectus summary, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

INTEREST RATE RISK

The yields for equity securities of MLPs and certain Midstream MLPs and Midstream Companies are susceptible to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of energy companies by increasing their cost of capital.  Interest rates are at or near historic lows, and as a result they are likely to rise over time.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. If funding is not available when needed, or is available only on unfavorable terms, Midstream Companies and MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, Midstream Companies and MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

EQUITY SECURITIES RISK

Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity security prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of Midstream Companies and MLPs, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Certain of the Midstream Companies and MLPs in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller Midstream Companies and MLPs presents some unique investment risks.

These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Midstream Companies and MLPs and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Midstream Companies and MLPs may be less liquid than those of larger Midstream Companies and MLPs and may experience greater price fluctuations than larger Midstream Companies and MLPs. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. The Fund may invest in i-Shares, which represent an indirect investment in MLP I-units.  While not precise, the price of i-Shares and their volatility tend to be correlated to the price of common units.  I-Shares are subject to the same risks as MLP common units.

DEBT SECURITIES RISKS

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks.

●
Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

●
Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B– to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

●
Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile.

PRIVATELY HELD COMPANY RISK

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, SCA may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under—“Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.  Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund’s relatively illiquid types of investments and, at times, the Fund’s high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

INTEREST RATE HEDGING RISK

Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. The Fund’s success in using hedging instruments is subject to SCA’s ability to predict correctly changes in the relationships of such hedging instruments to its interest rate risk, and there can be no assurance that SCA’s judgment in this respect will be accurate.

CONCENTRATION RISK
The focus of the Fund’s portfolio on companies within the Midstream Sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Distributions can decline.

PORTFOLIO TURNOVER RISK

The Fund anticipates that its annual portfolio turnover rate will range between [30% and 50%], excluding the turnover from its hedging program, but the rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  See “Investment Objective and Policies—Investment Practices—Portfolio Turnover.”

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF SCA

The Fund’s portfolio is subject to management risk because it is actively managed. SCA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results. The Fund depends upon SCA’s key personnel for its future success and upon their access to certain individuals and investments in the Midstream Sector. The departure of any of SCA’s portfolio managers or the senior management of SCA could have a material adverse effect on SCA’s ability to achieve the Fund’s investment objective. In addition, the Fund can offer no assurance that SCA will remain its investment adviser or that the Fund will continue to have access to SCA’s industry contacts and deal flow.

POTENTIAL CONFLICTS OF INTEREST RISK – ALLOCATION OF INVESTMENT OPPORTUNITIES

SCA and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. SCA and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, SCA and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither SCA nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, SCA and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for proprietary or other accounts. SCA and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the funds managed by SCA and its affiliates in a fair and equitable manner. See “Investment Adviser—Potential Conflicts of Interest” in the SAI.

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies which, depending on SEC interpretations, may result in restrictions being imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to the Fund for investment in a portfolio of companies in the Midstream Sector.  In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact the Fund's ability to make Distributions.

VALUATION RISK

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.  In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of Distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See “Net Asset Value.”

RESTRICTED SECURITIES

The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Although the Fund may invest a relatively high percentage of its assets in a limited number of issuers, in order to qualify as a RIC for U.S. federal income tax purposes, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

ANTI-TAKEOVER PROVISIONS

Provisions of the Declaration of Trust and Bylaws could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Fund’s Common Shareholders. As a result, these provisions may deprive the Fund’s Common Shareholders of opportunities to sell Common Shares at a premium over the then current market price of Common Shares.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. Proceeds from the sale of the Fund's Common Shares in this offering will be reduced by [●]% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $[●], before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $[●] per Common Share).  Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change.

LEGAL AND REGULATORY RISKS

Legal and regulatory changes may materially adversely affect the Fund.  The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law in July 2010.  The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund.  Further, the U.S. Commodity Futures Trading Commission (the "CFTC") has recently rescinded certain exemptions from registration requirements under the U.S. Commodity Exchange Act (the "CEA") that have been previously available to investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options as futures, exceeds a certain threshold, the Fund may become subject to regulation under the CEA, and SCA may be required to register as a "commodity pool operator" and/or "commodity trading advisor" with the CFTC.  In the event SCA is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

TAX RISKS

In addition to other risk considerations, an investment in the Fund’s Common Shares will involve certain tax risks, including the risk that MLPs in which the Fund invests will be classified as corporations rather than as partnerships for U.S. federal income tax purposes (which may reduce the Fund’s return and negatively affect the net asset value of Common Shares), the risk that the Fund could fail to qualify as a RIC, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in and holding of the Fund’s Common Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has no control. If a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited Partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate and the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

Failure to Qualify as a RIC.  If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of Distributions. Such a failure would have a material adverse effect on the Fund and its Common Shareholders. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special treatment. In such case, Distributions to Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements were satisfied.

Tax Risk of Subsidiary C corporations. The Fund expects to increase the portion of its assets that the Fund can invest, directly and indirectly, in MLPs by holding certain of these investments through a wholly owned taxable subsidiary C corporation. Although, as a RIC, dividends received by the Fund from this taxable subsidiary and distributed to its Common Shareholders will not be subject to U.S. federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to the Fund on such investments that are held by the subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating its daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of its subsidiary C corporation. Any subsidiary C corporation used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon a subsidiary C corporation’s sale of a portfolio security, such subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of a subsidiary C corporation will reduce the Fund’s net asset value.

See “Risk Factors—Risks Related to the Fund’s Investments and Investment Techniques—Tax Risks” and “Risk Factors— Risks Related to the Fund’s Business and Structure—Tax Risks” for more information on these risks.

FEES AND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [        ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage in an amount equal to 25% of the Fund’s total assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund cautions you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Common Shareholder Transaction Expenses:	Percentage of Offering Price
Sales Load Paid by You	[ ]%
Offering Expenses (Borne by the Fund’s Common Shareholders)(1)(2)	[ ]%
Distribution Reinvestment Plan Fees(3)	None
Total Shareholder Transaction Expenses (as a percentage of offering price)	[ ]%

Annual Expenses:	Percentage of Net Assets Attributable to Common Shares (Assumes Financial Leverage is Used)(4)
Management Fees(5)	[ ]%
Interest Payments on Borrowed Funds(6)	[ ]%
Subsidiary Income Tax Expenses(7)	None
Other expenses(8)	[ ]%
Total annual expenses	[ ]%
Less management fee waiver/reimbursement (year 1)(9)	[ ]%
Net annual expenses	[ ]%

_____________________

(1)
The Fund will pay offering expenses of up to $[        ] per share, estimated to total $[         ]. SCA has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load but inclusive of the $.00667 per Common Share reimbursement of the underwriters’ expenses) exceeds $[     ] per Common Share. Assuming that the Fund issues [        ] Common Shares in this offering at a total public offering price of $[         ] per Common Share, the total offering costs are estimated to be $[         ] (or approximately $[    ] per Common Share), of which the Fund would pay offering expenses estimated at $[             ]  (or $[       ] per share) from the proceeds of the offering, and SCA would pay the balance of the offering expenses estimated at $[          ] (or approximately $[     ] per Common Share).

(2)	For a description of the sales load and of other compensation paid to the underwriters by the Fund, see “Underwriting.”
(3)
The expenses of administering the Fund’s distribution reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct [          ], as agent for its Common Shareholders (the “Plan Administrator”), to sell your Common Shares held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”

(4)
Estimates what the Fund’s annual expenses would be as percentages of its net assets attributable to Common Shares assuming leverage is used. If no leverage were used, such as during the period when the Fund is investing the proceeds of this offering, the Fund’s net annual expenses are estimated to be [        ]%. This calculation is based on [     ]% management fees (5), 0% interest payments on borrowed funds (6) and [      ]% other expenses for a total annual expense of [       ]%, which reflects the deduction of [       ]% reimbursed management fee in the first year. Net annual expenses, management fees, other expenses, total annual expenses and the reimbursed management fee are expressed as a percentage of net assets attributable to Common Shares.

(5)
Pursuant to the terms of the investment management agreement between the Fund and SCA, the management fee is calculated at an annual rate of [      ]% of the average monthly consolidated total assets of the Fund.  Management fees in the table above are calculated as a percentage of net assets attributable to Common Shares, which results in a higher percentage than the percentage attributable to average monthly consolidated total assets. See “Management—Investment Management Agreement.”

(6)
Assumes effective leverage through the use of Indebtedness at an annual interest rate of [     ]%. Interest Payments on Borrowed Funds in the table reflect leverage in an amount equal to 25% of the Fund’s total assets and assumes the Fund issues [          ] of Common Shares. Leverage Costs, expressed as a percentage of the Fund’s net assets, will be borne by the Fund’s Common Shareholders and result in a reduction of the net asset value of Common Shares.

(7)
As of the date of this prospectus, the Fund has not commenced investment operations. Because it cannot be predicted whether the Subsidiary will incur a benefit or liability in the future, a tax expense of 0.00% has been assumed.

(8)
Other Expenses in the table include costs incurred in connection with the Fund’s operations, including but not limited to payments to the Fund’s administrator, custodian, fund accountant, transfer agent, tax preparer, legal counsel, and its independent public accounting firm. The estimate of Other Expenses assumes that the Fund issues [         ] of Common Shares. If the Fund issues fewer than [            ]of Common Shares, the percentage attributable to Other Expenses, as a percentage of net assets attributable to Common Shares, will be higher.

(9)
SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to [     ]% of the Fund’s average monthly total assets for the first 24 months following this offering. Management fees and waivers are expressed as a percentage of net assets in the table.

The purpose of the table above and the example below is to help you understand all of the fees and expenses that you would bear directly or indirectly as a holder of the Fund’s Common Shares. As of the date of this prospectus, the Fund has not commenced investment operations. The expenses shown in the table for “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for its first full year of operations and assume that the Fund issues [           ] Common Shares. If the Fund issues fewer Common Shares, all things being equal, certain of these percentages, as a percentage of net assets attributable to Common Shares, would increase resulting in a higher net annual expense ratio than what is reflected above in the table. For additional information with respect to its expenses, see “Management” and “Distribution Reinvestment Plan.”

Example

The following example illustrates the projected dollar amount of total cumulative expenses (including the sales load, estimated offering expenses, and the estimated costs associated with Financial Leverage) that Common Shareholders would pay over various periods on a $1,000 investment in Common Shares, assuming Total Annual Expenses are as stated in the Annual Expenses table above for the entire period. The following example assumes that all Distributions are reinvested at net asset value and assumes an annual rate of return of 5% on the Fund’s portfolio securities.

	1 Year(1)	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$ [ ]	$[ ]	$[ ]	$[ ]

_________________

(1)	Year 1 includes approximately $[ ] attributable to the sales load paid, the partial expense reimbursement payable to the underwriters and other estimated offering expenses.

The example and the expenses in the table above should not be considered a representation of future expenses.  The example assumes that the estimated “Total Annual Expenses” set forth in the Annual Expenses table are accurate and that all Distributions are reinvested at net asset value.  Actual expenses (including the cost of financial leverage and other expenses) may be greater or less than shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

SALIENT MIDSTREAM & MLP FUND

The Fund is a newly-organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was formed as a Delaware statutory trust on October 27, 2011. Its fiscal year ends on November 30. As a newly-organized entity, the Fund has no operating history. The Fund’s principal office is located at 4265 San Felipe, Suite 800, Houston, Texas 77027, and its telephone number is (713) 993-4675.

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $[             ] ($[             ] if the underwriters exercise the overallotment option in full) after payment of the offering costs of $[             ] ($[             ] if the underwriters exercise the overallotment option in full) and the deduction of the sales load and the partial expense reimbursement payable to the underwriters. The Fund’s net asset value will be reduced immediately following this offering by the amount of the sales load and the partial expense reimbursement payable to the underwriters and offering expenses paid by the Fund.

The Fund will invest the net proceeds of this offering in accordance with its investment objective and policies as stated in this prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of this offering. It may take the Fund up to three months to invest the proceeds of this offering for several reasons, including the (i) depth of the trading market for any given MLP, Energy Company, Midstream MLPs, Midstream Companies or Other Energy Company and the trading volume of the securities for such companies, (ii) lack of availability of suitable investments and (iii) delays in completing direct investments in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies (i.e., the Fund purchases restricted securities from such companies). Furthermore, the Fund believes that it is in the best interest of its Common Shareholders to invest the proceeds in a manner that does not cause security prices to increase abnormally as result of such purchases.

Pending the use of proceeds, as described above, the Fund anticipates either investing the proceeds in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high-quality, short-term or long-term debt obligations or money market instruments. The delay in anticipated use of proceeds could lower the return on Common Shares in the first year of the Fund’s investment operations and reduce the amount of cash available to make Distributions.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash Distributions to its Common Shareholders.  The Fund’s investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities.” As defined under the 1940 Act and when used with respect to The Fund’s voting securities, a “majority of the outstanding voting securities” means a vote of (i) 67% or more of the shares present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of Midstream Companies and MLPs.  Midstream companies own or operate midstream assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering natural gas, natural gas liquids, crude oil or refined products or coal and MLPs are publicly traded limited partnerships or limited liability companies that are treated as partnerships for U.S. federal income tax purposes.  The Fund intends to utilize an option strategy in an effort to enhance returns.  The options strategy is intended to generate returns from options premiums as a means to enhance Distributions to its Common Shareholders.  There can be no assurance that the Fund will achieve its investment objective.

The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board without the approval of the holders of a majority of its voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The Fund has adopted the following non-fundamental investment policies for investment during normal market conditions:

●	The Fund will invest at least 80% of its total assets in securities of Midstream Companies and MLPs.
●
The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, Common Shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.

●
The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by any of the Fund’s subsidiary corporations taxable under Subchapter C of the Code, owned by the Fund (“subsidiary C corporation”).

●	The Fund may invest up to but not more than 25% of its total assets into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of MLPs.

●
The Fund may invest up to but not more than 30% of its total assets in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies.  However, no more than 10% of its total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

●
The Fund may invest up to but not more than 25% of its total assets in debt securities of Energy Companies. All or a portion of the Fund's debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Fund's total assets may be invested in debt securities rated CCC+/Caa1 or lower.  Debt securities that are rated below investment grade are commonly referred to as "high yield" or "junk."  Investing in junk bonds is speculative and presents a high degree of risk.  See “Risk Factors-Debt Securities.”  For the purposes of determining if an investment satisfies this test, SCA will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

●	The Fund may invest up to, but not more than, 10% of its total assets in any single issuer other than any subsidiary C corporation owned by the Fund.
●	The Fund may write call covered options on up to 30% of the value of total assets in its portfolio for the purpose of generating realized gains as part of the Fund’s hedging strategy.
●
The Fund may utilize financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (“Leverage Instruments” and, together with Indebtedness, “Financial Leverage”) and expects to utilize Financial Leverage in an amount that represents approximately 25% of its total assets (which represents approximately 33% of net assets). However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% of its total assets to the extent permitted by the 1940 Act.  Currently, the Fund does not intend to issue preferred shares, although it may determine to do so in the future. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release  No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.  The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.  See “Use of Leverage,” below.

The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of its total assets in securities of Midstream Companies and MLPs, the Fund will be required to make future purchases of securities in a manner so as to bring the Fund into compliance with the Fund’s 80% policy. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund intends to invest in companies of any market capitalization.

The following represents the currently anticipated initial target allocation ranges for the portfolio within three months after completion of the Fund’s offering:

●	Equity Investments in publicly-traded MLPs (not including MLP Affiliates or investments made into MLPs by any subsidiary C Corporation: 20-25%
●	Equity Investments in publicly-traded Midstream MLPs through any subsidiary C corporation: 20-25%
●	Equity Investments in publicly-traded Midstream Companies: 20-30%
●	Equity Investments in publicly-traded Midstream MLP Affiliates: 10-20%
●	Equity Investments in Marine Midstream Companies(1): 5-10%
●	Other Investments: 0-10%

(1)
As used herein, marine midstream companies are public companies that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

The target allocation ranges are currently anticipated to be invested among approximately 30 to 40 investment holdings.

Target allocation ranges of investments are subject to change. There is no assurance that the target allocations will be achieved and actual ranges may be significantly different than those shown here. You should be aware that the securities markets are volatile and unpredictable. These target allocations are based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons.

USE OF LEVERAGE

As noted above, the Fund generally will seek to enhance its total returns through the use of Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments. Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of Leverage Instruments in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund intends to utilize Financial Leverage (anticipated currently to be in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act.  The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings.  To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release  No. 10666 (Apr. 18, 1979) to cover these obligations.  The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.  The Fund may not be leveraged at all times and the amount of Financial Leverage, if any, may vary depending on a variety of factors, including the costs that the Fund would incur as a result of leverage, market conditions and available investment opportunities. Financial Leverage creates a greater risk of loss, as well as potential for more gain, for Common Shareholders than if leverage is not used. The Fund does not intend to use Financial Leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with its investment objective within three months after the completion of this offering.  The Fund may, thereafter, use Financial Leverage.  The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets. The use of leverage involves increased risk, including increased variability of the Fund's net income, Distributions and net asset value in relation to market changes.  There is no assurance that the Fund will use leverage.  Certain forms of Financial Leverage may have seniority over Common Shares. See “Use of Leverage.”

Because SCA’s management fee is based upon a percentage of the Fund’s consolidated total assets, its fee will be higher if the Fund employs Financial Leverage. Therefore, SCA will have a financial incentive to use Financial Leverage, which may create a conflict of interest between SCA and the Fund’s Common Shareholders.  See “Risk Factors—Conflicts of Interest of SCA.”

There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of Financial Leverage involves significant risks. See “Risk Factors—Risks Related to Its Business and Structure—Use of Leverage.”

OPTIONS, COVERED CALLS, HEDGING AND OTHER STRATEGIES

The Fund currently expects to write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio in an effort to enhance returns.  The Fund anticipates that it will primarily write out-of-the-money covered calls that typically will have a duration of one to three months.  This option strategy is intended to generate returns from options premiums as a means to enhance Distributions to the Fund’s Common Shareholders.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchase put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of its Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on Financial Leverage resulting from increases in both short-term and long-term interest rates. The Fund anticipates that the majority of its interest rate hedges will be interest rate swap contracts with financial institutions.

The Fund also may use various hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.  As part of its hedging and risk management strategy, the Fund may write uncovered call options and purchase put options. The risks with regard to covered options are heightened when the Fund writes uncovered call options, because such call options are not hedged by portfolio securities, and any loss is potentially unlimited. While writing uncovered call options can have speculative characteristics, the Fund does not intend to use such strategies for speculation and, if such strategy is used, intends to do so as part of the Fund’s hedging strategy. The Fund also may use hedging techniques such as short sales on various indices, futures (including the S&P 500 Index®), credit default swaps, commodities and interest rates.  The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio.  The Fund also may write uncovered call options and purchase put options on the S&P 500 Index in order to mitigate risks to the portfolio as described further below.  The Fund intends to limit the nominal value of credit default swaps that it has written to 30% of the value of total assets in its portfolio.   See “Risk Factors—Risks Related to Its Investments and Investment Techniques—Derivatives Risk” and "—Options Risk."

The Fund may use arbitrage and other strategies to try to generate additional return and protect the downside risk of the portfolio. As part of such strategies, the Fund may purchase call options or put options and enter into total return swap contracts. A total return swap is a contract between two parties designed to replicate the economics of directly owning or shorting a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts (as defined in the SAI).  Any such investments will be less than 5% of the Fund’s portfolio.

In addition, the Fund may engage in short sales.  With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. See “Risk Factors—Risks Related to the Fund’s Investments and Investment Techniques—Short Sales Risk.” The Fund intends to limit its use of short sales to 30% of the value of total assets in its portfolio.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), if consistent with the Fund’s investment objective and policies.  IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs, all of which will be borne indirectly by the Common Shareholders. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

CHARACTERISTICS OF THE MIDSTREAM SECTOR

For the reasons discussed below, SCA believes that the returns for securities issued by companies in the Midstream Sector have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

●
Stable cash flows. The Fund’s investments will be focused on companies that have relatively stable cash flows. In particular, SCA believes that a substantial portion of the revenues generated by Midstream MLPs and Midstream Companies are derived from customer contracts that are fee-based and have limited commodity price risk. In addition, the fees or tariffs that many Midstream MLPs and Midstream Companies charge their customers are often regulated at the federal or state level and are often subject to escalation based on the rate of inflation.

●
MLPs have a track record of distribution stability and distribution growth. As of [              ], MLPs provided an average annual yield of [        ]%. This yield was calculated based on the arithmetic average of the individual yields of all energy infrastructure MLPs as of such date (the “MLP Universe”). In addition, from 2000 through 2010, the annual distributions for MLPs increased at an average annual rate of approximately 7.20%. SCA continuously monitors for potential MLP investment candidates. Historical performance is not a guarantee of future results.

●
High barriers to entry. Due to the high cost of construction and the extensive time required to obtain all of the necessary environmental and regulatory approvals to construct new Midstream Assets, the barriers to enter the Midstream Sector are high. As a result, an existing network of Midstream Assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Midstream MLPs and Midstream Companies with significant operations.

●
Strategically important assets with market opportunity for growth. Midstream MLPs and Midstream Companies operate assets that are used in the energy sector, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal that are necessary for providing consumers access to energy-related products. The long-lived assets these companies operate help transport energy from its point of production to its end user. In addition, shifts in domestic supply locations have created the need for additional Midstream Assets. SCA believes that Midstream MLPs and Midstream Companies are well-positioned to build and operate these necessary assets at attractive rates of return. See “Market Opportunity” for a more complete discussion on this topic.

COMPETITIVE STRENGTHS

SCA believes it is particularly qualified and positioned to identify attractive investments in Midstream Companies and MLPs due to the following:

●
Market knowledge, industry relationships and sourcing network. SCA is centrally located in Houston, Texas near Midstream Companies and MLPs and assets in the Midstream and Energy Sectors, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal. In addition, SCA believes that its market knowledge, experience and industry relationships will enable it to recognize long-term trends in the Midstream Sector and to identify differences in value among individual investment opportunities.

●
Research expertise. SCA’s investment team includes individuals with extensive fundamental research expertise. SCA believes that this expertise will enable it to identify investments that offer superior potential for income and capital appreciation. In addition, SCA maintains proprietary financial forecast models for a number of the MLPs in the MLP Universe and other Energy Companies that meet the investment criteria for the Fund.

●
Hedging Expertise. SCA’s investment team has considerable experience in hedging MLP portfolios and currently manages in excess of $[           ] in MLP long/short hedge fund assets as of [     ], 2012. The team has experience hedging against interest rate, equity risks and credit risks as part of its overall hedging strategy. In addition, SCA’s Chief Investment Officer has extensive experience hedging multi-billion dollar institutional investment portfolios and will work closely with the investment team to implement the Fund’s top-down hedging strategy.

●
Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs and Midstream Companies, the Fund may invest up to 30% of its total assets in MLPs and Energy Companies through direct placements in unregistered or otherwise restricted securities and PIPEs.  In addition, up to 10% of the Fund’s total assets may be invested in equity securities of privately held companies. Direct placements and investments in privately held companies offer the potential for increased returns, but are usually available only to a limited number of institutional investors, like the Fund.  See “Risk Factors—Restricted Securities Risk—Privately Held Companies Risk.”

●
Potential benefits from collective exposure to investments in the sector compared to directly holding such investments. The Fund seeks to provide an efficient vehicle through which the Fund’s holders may invest in MLPs and Midstream Companies. An investment in the Fund offers investors several potential advantages compared to direct investments in the sector, including the following:

●	Broad exposure. An investment in the Fund offers through a single investment vehicle broader exposure among investments in the sector than would be possible individually for most investors.
●
Simplified tax reporting. Investors in the Fund, while gaining exposure to multiple investments in the sector, will receive a single Form 1099, while direct investors would receive a Schedule K-1 from each Master Limited Partnership in which they invest. Direct investors also may be required to file state income tax returns for multiple states in which the Master Limited Partnership operates, while investors in the Fund will not be required to file state income tax returns in any state in which they are not otherwise required to file tax returns.

●
Potential for inclusion in IRAs and other retirement accounts. Because the Fund’s Distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund without the adverse tax consequences that would arise from a direct investment in MLPs by such investors.

●
Certain potential benefits for non-U.S. investors. A non-U.S. Common Shareholder generally would not be subject to regular net based U.S. federal income tax and associated return filing requirements as a result of an investment in the Fund, provided that the non-U.S. Common Shareholder’s investment in the Fund is not effectively connected with the Common Shareholders’ conduct of a trade or business in the United States, although U.S. withholding taxes will apply to Fund Distributions to such Common Shareholders. Non-U.S. Common Shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs that are treated as effectively connected with a U.S. trade or business.

MARKET OPPORTUNITY

Midstream Companies and MLPs have experienced rapid growth since 1994, expanding to 77 registered MLPs as of [       ], 2012, with a total market capitalization of $245 billion according to FactSet. Even with the advances in energy conservation over recent years, U.S. energy consumption is estimated to grow by 20.47% from 2011 to the year 2035 according to the U.S. Energy Information Administration (the “EIA”), Annual Energy Outlook 2011, April, 2011.

As a result of rapid technological advances in the methods for extracting oil and natural gas, SCA believes that substantial amounts of new Midstream Assets will need to be built in the United States and Canada.  SCA also believes that these trends are supportive for the future growth of the Midstream Sector, providing a broad range of attracting investment opportunities for the Fund.

Over the last decade, technological advances in the exploration for and production of oil and natural gas have resulted in a substantial increase in both reserves and production. The new technology includes a combination of advances in exploration, drilling and completion techniques that allow development of new and previously uneconomic oil and natural gas reservoirs. Because these reserves are produced from reservoirs that were not economic under conventional extraction methods, these reserves are known as “unconventional reserves.” Examples of these unconventional reserves in the United States include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale and Bakken Shale.

Unconventional reserves are expected to play an increasing role in supplying the future needs for natural gas in the United States. The EIA expects that in 2035, natural gas produced from shale reserves will provide 24% of the natural gas consumed in the United States, up from 6% in 2008.  SCA believes that domestic exploration and production companies will more than double capital spending on unconventional reserves in coming years, which will help facilitate the expected growth in natural gas production.

Largely as a result of the increase in unconventional reserves, there has been a significant increase in the total proven supply of natural gas in the United States. From 2003 to 2008, the EIA’s estimate of natural gas reserves in the United States rose by almost 30%.  In addition to being a plentiful resource, SCA believes that natural gas provides a step towards energy independence, as domestic natural gas production is equal to approximately 90% of domestic natural gas consumption. Adding to the importance of natural gas is its potential to reduce the environmental impact of burning fossil fuels. Natural gas is the cleanest of all the fossil fuels.

Technological advances have also impacted expected domestic production of oil. North Dakota, Montana, and Saskatchewan (Canada) have recently seen growth in the production of oil from the Bakken Shale. Further growth will require additional infrastructure in the region. In 2008, the U.S. Geological Survey (“USGS”) released an assessment that estimated the Bakken Shale to hold up to 4.3 billion barrels of recoverable oil. This estimate is a 25-fold increase from the USGS’s 1995 estimate. Technological improvements have also accelerated the development of Canadian oil sands. Due to the growth of production from the Canadian oil sands, as of March 30, 2011, Canada was the largest exporter of oil to the United States.  It is expected that the Canadian oil sands will generate substantial additional infrastructure needs, as the Canadian oil sands may represent as much as 1.7 trillion barrels of hydrocarbons, which is the largest petroleum resource in the world.

The increased importance of unconventional reserves creates a unique market opportunity for the Midstream Sector, providing a need for substantial energy infrastructure capital expenditures in coming years. A natural gas market study commissioned in 2009 by the Interstate Natural Gas Association of America Foundation noted that to accommodate the geographical shift of natural gas production from mature basins to relatively new areas, it expects a range of investment from $133 to $210 billion of new natural gas Midstream Assets and that the United States and Canada will need approximately 29,000 to 62,000 miles of additional natural gas pipeline and 300 to 370 billion cubic feet of additional storage capacity by 2030. While a substantial portion of such investment will be made by Midstream MLPs, a portion of such investment also will be made by Midstream Companies, some of which will eventually be contributed to or purchased by the Midstream MLPs after such projects are complete. SCA believes that these trends support future growth of the Midstream Sector and will provide attractive investment opportunities for the Fund.

SCA believes that MLPs represent a timely investment opportunity for total return given both their tax-advantaged distributions and the potential for capital appreciation over time. MLPs combine the tax benefits associated with limited partnerships with the liquidity of publicly traded securities. SCA believes that investments in MLPs also offer potential portfolio diversification benefits, based upon their low historical correlations to equities, bonds and commodities.

DESCRIPTION OF MIDSTREAM ASSETS

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the United States to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which may consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck and ships from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by FERC or a similar state agency.

DESCRIPTION OF MLPS

MLPs are entities that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. MLPs are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid either to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.

The MLPs in which the Fund may directly or indirectly invest are currently classified by the Fund as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorized these MLPs into the following groups:

●
Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

●
MLPs other than Midstream MLPs that operate other assets (i) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

●
“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream

MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

●
“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

●
“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

●
MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for U.S. federal tax treatment as partnerships.

DESCRIPTION OF MIDSTREAM COMPANIES

Midstream Companies are companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

DESCRIPTION OF ENERGY COMPANIES

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, distributing, marketing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this prospectus, Other Energy Companies include all of the types of companies described above except MLPs and Midstream Companies.

THE FUND’S PORTFOLIO

At any given time, it is expected that the Fund’s portfolio will have some or all of the following types of investments: (i) equity securities of MLPs, such as Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Companies, (iii) equity securities of Upstream MLPs, Coal MLPs and Propane MLPs, (iv) equity securities of Other Energy Companies and (iv) debt securities of Energy Companies (including Midstream MLPs and Midstream Companies). It is expected that the focus of the Fund’s portfolio investments will be in securities of Midstream MLPs and Midstream Companies. A description of the Fund’s investment policies and restrictions and more information about its portfolio investments are contained in this prospectus and the SAI.  See “Investment Objective and Policies” and “Investment Policies” in the SAI.

INVESTMENT PRACTICES

Interest Rate Swaps. The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of its Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on Financial Leverage resulting from increases in both short-term and long-term interest rates. The Fund anticipates that the majority of its interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Short Sales, Arbitrage and Other Derivative-Based Strategies. The Fund may engage in short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) purchase call options or put options; or (ii) enter into total return swap contracts.  With a long position, the Fund purchases a security outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying security decreases or increases, respectively, between the time the security is sold and when the Fund replaces the borrowed security. See “Risk Factors—Risks Related to Its Investments and Investment Techniques—Short Sales Risk.” The Fund does not intend to have short positions that exceed 30% of the value of total assets in its portfolio.  A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts (as defined in the SAI). Any such investments will be less than 5% of the Fund’s total assets.

Options Strategy.  The Fund currently expects to write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio with the purpose of generating realized gains.  This option strategy is intended to generate returns from options premiums as a means to enhance Distributions to the Fund’s Common Shareholders.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchases put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Other Risk Management Strategies. The Fund also may use various Fund hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.  As part of its hedging and risk management strategy, the Fund may write uncovered call options and purchase put options. The above risks with regard to covered options are heightened when the Fund writes uncovered call options, because such call options are not hedged by portfolio securities, and any loss is potentially unlimited. While writing uncovered call options can have speculative characteristics, the Fund does not intend to use such strategies for speculation and, if such strategy is used, intends to do so as part of the Fund’s hedging strategy. The Fund also may use hedging techniques such as short sales on various indices futures (including the S&P 500), credit default swaps, commodities and interest rates.  The Fund also may write uncovered call options and purchase put options on the S&P 500 Index in order to mitigate risks to the portfolio as described further below.  See “Risk Factors—Risks Related to Its Investments and Investment Techniques—Derivatives Risk” and "—Options Risk.”

IPOs. The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), if consistent with the Fund’s investment objective and policies.  IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the Common Shareholder. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate will range between [30% and 50%], excluding the turnover from its hedging program, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in SCA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund and thus indirectly borne by the Common Shareholders.

RISK FACTORS

Investing in the Fund’s securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in the Fund’s Common Shares.

GENERAL

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding whether to purchase Common Shares. For additional information about the risks associated with investing in the Fund’s Common Shares, see “Investment Objective and Policies” herein and “Investment Objective” and “Investment Policies” in the SAI.

NO OPERATING OR TRADING HISTORY

The Fund is a newly-organized, non-diversified, closed-end management investment company and has no operating or public trading history. Being a newly-organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of your investment could decline substantially.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value, which is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following this offering by the sales load and the amount of offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid for the shares, taking into account transaction costs, and is not directly dependent upon its net asset value. Because the market value of the Fund’s Common Shares will be determined by factors such as the relative demand for and supply of the Fund’s Common Shares in the market, general market conditions and other factors beyond its control, the Fund cannot predict whether Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Proceeds from the sale of the Fund's Common Shares in this offering will be reduced by [●]% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $[●], before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $[●] per Common Share).  Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change.

NON-DIVERSIFIED STATUS

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified closed-end management investment company under the 1940 Act, the Fund has fewer limitations in the proportion of its assets that may be invested in securities of a single issuer, which means that the Fund is allowed to invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, credit, market and other risks associated with its investment strategies or techniques may be more pronounced for the Fund than for a fund that is “diversified.”

RISKS RELATED TO THE FUND’S INVESTMENTS AND INVESTMENT TECHNIQUES

INVESTMENT AND MARKET RISK

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets.  An investment in the Fund’s Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of Common Shares.  Your investment in the Fund’s Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Distributions.  The Fund is primarily a long term investment vehicle and should not be used for short term trading.

INDUSTRY SPECIFIC RISK

Additionally, the Fund’s investments will be generally concentrated in Midstream Companies and MLPs. Certain risks inherent in investing in these types of securities include the following:

●
Regulatory Risk. Midstream Companies and MLPs in which the Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Midstream Companies and MLPs. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Midstream Companies and MLPs. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs.

●
Catastrophe Risk. The operations of Midstream Companies and MLPs in which the Fund may invest are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Midstream Companies and MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

●
Pipelines.  Midstream Companies and MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

●
Gathering and Processing.  Midstream Companies and MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

●
Midstream.  Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

●
Exploration and Production.  Midstream Companies and MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

●
Propane.  Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

●
Coal.  Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

●
Marine Shipping.  Midstream Companies and MLPs involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

●
Commodity Pricing Risk. Midstream Companies and MLPs in which the Fund may invest may be directly affected by energy commodity prices, especially those Midstream Companies and MLPs which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Midstream Companies and MLPs that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Midstream Companies and MLPs to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

●
Supply and Demand Risk. A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Midstream Companies and MLPs in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Midstream Companies and MLPs. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

●
Depletion and Exploration Risk. Midstream Companies and MLPs also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Midstream Companies and MLPs.

MIDSTREAM AND MLPs RISK

Certain risks inherent in investing in Midstream Companies and MLPs include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Midstream Companies and MLPs. Midstream Companies and MLPs are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Midstream Companies and MLPs are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Midstream Companies and MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Midstream Companies and MLPs engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Midstream Companies and MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various U.S. governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Midstream Companies and MLPs.

Commodity Pricing Risk. The operations and financial performance of Midstream Companies and MLPs may be directly affected by energy commodity prices, especially those Midstream Companies and MLPs which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Midstream Companies and MLPs to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Midstream Companies and MLPs.

Acquisition Risk. The ability of Midstream Companies and MLPs to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Midstream Companies and MLPs are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Midstream Companies and MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Midstream Companies and MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Midstream Companies and MLPs are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Midstream Companies and MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition. The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Midstream Companies and MLPs and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. U.S. military and related action in Iraq and Afghanistan is ongoing and events in the Middle East, including government stability in particular, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Midstream Companies and MLPs located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Midstream Companies and MLPs, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Midstream Companies and MLPs and could adversely affect such companies’ financial condition.

MASTER LIMITED PARTERSHIP RISKS

An investment in Master Limited Partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of Master Limited Partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in Master Limited Partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

DERIVATIVES RISK

The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, and enter into various Fund interest rate transactions such as swaps or credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty and the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of Common Shares. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in its seeking to terminate early all or a portion of any interest rate swap transaction entre into to hedge the interest rate risk of the Financial Leverage. Early termination of a swap could result in a termination payment by or to the Fund.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps could enhance or harm the overall performance of the Common Shares. For example, the Fund may use interest rate swaps in connection with any use by the Fund of Financial Leverage. To the extent interest rates decline, the value of the interest rate swap could decline and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than its fixed rate of payment on the interest rate swap, the swap will reduce its net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of its portfolio assets being hedged or the increase in its cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of Common Shares.

OPTIONS RISK

The Fund currently expects to write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio, with the purpose of generating realized gains.  The Fund also intends to write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio, and purchase put options as part of its hedging strategy.  As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by us, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.  The seller of an uncovered call option assumes the risk of unlimited loss due to a theoretically unlimited loss as a result of an increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a put or call option assumes the risk of losing its entire premium invested in the option.  Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in its hedging strategies.

SHORT SALES RISK

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, the Fund increasing the cost of buying the securities that were sold short to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Its obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer from which the Fund borrowed the security, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. The Fund also is required to segregate or earmark similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer regarding its turning over any payments that the Fund receives on such security (such as dividends), the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer.  The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio.

CREDIT DEFAULT SWAP RISK

The Fund may enter into credit default swap agreements. The credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, credit default swaps are subject to counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk is increased the fewer counterparties the Fund works with. The Fund will experience counterparty risk in its use of certain over-the-counter derivatives and in its use of Financial Leverage. The risks associated with over-the-counter derivative instruments may be materially different from those associated with transactions executed on a regulated market and cleared through a [central] counterparty, where a risk of a counterparty default is mitigated by clearing organization guarantees, daily mark-to-market and settlement.  In these transactions, there will often be only one counterparty, which will increase counterparty risk. Counterparty defaults may negatively impact the Fund’s transactions and may encumber collateral the Fund may have put up to such defaulting counterparty.

DELAY IN USE OF PROCEEDS

Although the Fund currently intends to invest the proceeds from the sale of the Common Shares within three months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for the Midstream Companies and MLPs in which the Fund intends to invest may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in Midstream Companies and MLPs in which the Fund intends to invest. As a result, the return and yield on the Common Shares in the year following the Fund’s initial public offering may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

CASH FLOW RISK

A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of Midstream Companies and MLPs. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash available for distribution varies from month to month and is largely dependent on factors affecting the entity’s operations and factors affecting the energy industry in general. In addition to the risk factors described in this prospectus, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Furthermore, covenants in debt instruments issued by Midstream Companies and MLPs in which the Fund intend to invest may restrict distributions/dividends to equity holders or, in certain circumstances, may not allow distributions/dividends to be made to equity holders.

INTEREST RATE RISK

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity securities of MLPs and certain Midstream Companies are susceptible to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. This is also true for any debt investments in Midstream Companies and MLPs that the Fund anticipates making. Its investment in such securities means that the net asset value and market price of Common Shares may decline if interest rates rise because the Fund will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Furthermore, rising interest rates could adversely impact the financial performance of Midstream Companies and MLPs by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.  Interest rates are at or near historic lows, and as a result they are likely to rise over time.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. Due to these factors, Midstream Companies and MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, Midstream Companies and MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, Midstream Companies and MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

EQUITY SECURITIES RISK

Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity security prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of Midstream Companies and MLPs, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain of the Midstream Companies and MLPs in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller Midstream Companies and MLPs presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Midstream Companies and MLPs and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Midstream Companies and MLPs may be less liquid than those of larger Midstream Companies and MLPs and may experience greater price fluctuations than larger Midstream Companies and MLPs. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. The Fund may invest in I-Shares, which represent an indirect investment in MLP I-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

DEBT SECURITIES RISKS

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B– to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which the Fund may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in its portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies.”

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Its investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  IPO investments may be held a short time, and could increase portfolio turnover.

PRIVATELY HELD COMPANY RISK

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, SCA may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under—“Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements.  Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.  Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund’s relatively illiquid types of investments and, at times, the Fund’s high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

The Fund also invests in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where the Fund has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the Fund. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in its inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible. Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Limitations on the resale of these securities, however, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Investing in Rule 144A securities could have the effect of increasing the level of its illiquidity to the extent we, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

The Fund’s investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, its ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

INTEREST RATE HEDGING RISK

The Fund may in the future hedge against interest rate risk resulting from its Financial Leverage. The Fund does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, its success in using hedging instruments is subject to SCA’s ability to predict correctly changes in the relationships of such hedging instruments to its interest rate risk, and there can be no assurance that SCA’s judgment in this respect will be accurate. Depending on the state of interest rates in general, its use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of Common Shares. To the extent that there is a decline in interest rates, the value of interest rate swaps could decline and result in a decline in the net asset value of Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset the cost of Financial Leverage.

CONCENTRATION RISK

Its investments will be concentrated in Midstream Companies and MLPs. The focus of the Fund’s portfolio on companies within the Midstream Sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the Midstream Sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in Midstream Companies and MLPs. At times the performance of securities of Midstream Companies and MLPs will lag the performance of companies within other industries or the broader market as a whole. To the extent that the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Distributions can decline.

PORTFOLIO TURNOVER RISK

The Fund anticipates that its annual portfolio turnover rate will range between [30% and 50%], excluding the turnover from its hedging program, but the rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover.”

RISKS RELATED TO THE FUND’S BUSINESS AND STRUCTURE

USE OF LEVERAGE

Under normal market conditions, the Fund intends to utilize Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments.  Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of Leverage Instruments in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund intends to utilize Financial Leverage (anticipated currently to be in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act.  The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings.  To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release  No. 10666 (Apr. 18, 1979) to cover these obligations.  The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.  The Fund does not intend to use Financial Leverage until the proceeds of this offering are substantially invested in accordance with its investment objective. The Fund currently anticipates that the Fund will be able to invest the net proceeds of this offering in accordance with its investment objective within three months after the completion of this offering. The Fund may, thereafter, use Financial Leverage. Certain forms of Financial Leverage will have seniority in liquidation and Distribution rights over Common Shares.

Financial Leverage will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund currently anticipates leveraging its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.  Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

●	the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Common Shares than a comparable portfolio without leverage;

●
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

●
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

●	the Fund's use of certain types of leverage will cause the investment advisory fee payable to SCA to be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

The Fund’s Common Shareholders bear the costs of Financial Leverage through higher operating expenses. Because management fees are based on the Fund’s consolidated total assets, the Fund’s use of Financial Leverage increases the effective management fees borne by the Common Shareholders.

Financial Leverage involves other risks and special considerations for Common Shareholders including: the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Fund’s Common Shares than a comparable portfolio without Financial Leverage; the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of Common Shares; and when the Fund uses Financial Leverage, the investment management fee payable to SCA will be higher than if the Fund did not use Financial Leverage.

Indebtedness constitutes a substantial lien and burden by reason of the lender's prior claim against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt are senior to the rights of holders of Common Shares and preferred shares (if any), with respect to the payment of Distributions or upon liquidation. The Fund may not be permitted to declare dividends or other Distributions, including dividends and Distributions with respect to Common Shares or preferred shares (if any) unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any Indebtedness. In addition, the Fund may not be permitted to pay Distributions on Common Shares unless all dividends on any preferred shares and/or accrued interest on Indebtedness have been paid, or set aside for payment.

In an event of default under any Financial Leverage, the lenders or any preferred shareholders may have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or any preferred shareholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of Financial Leverage may subject the Fund to certain affirmative covenants relating to asset coverage and its portfolio composition and may impose special restrictions on its use of various investment techniques or strategies or in its ability to pay Distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations, among others.

While the Fund may from time to time consider reducing Financial Leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income, net asset value and Distributions associated with Financial Leverage, there can be no assurance that the Fund will actually reduce Financial Leverage in the future or that any reduction, if undertaken, will benefit its Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce Financial Leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in Financial Leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced Financial Leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct and determine, as a result, not to reduce Financial Leverage as described above.

Any issuance of Leverage Instruments by the Fund would result in offering expenses and other costs, which would ultimately be borne by the Fund’s Common Shareholders. Fluctuations in interest rates could increase its interest or dividend payments on Leverage Instruments and could reduce cash available for Distributions on Common Shares. Certain Leverage Instruments may be subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect its ability to pay Distributions to its Common Shareholders in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain other types of Leverage Instruments. To the extent the Fund may issue Leverage Instruments, if the Fund is unable to refinance such Leverage Instruments when they mature, the Fund may be forced to sell securities in its portfolio to repay such Leverage Instruments. Furthermore, if the Fund does not repay the Leverage Instruments when they mature, the Fund will trigger an event of default (which will increase the interest rate and give the holders of such Leverage Instruments certain rights) and will trigger a higher dividend rate on any preferred shares.

Finally, the 1940 Act provides certain rights and protections for preferred shareholders which may adversely affect the interests of its Common Shareholders. See “Description of Shares.”

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF SCA

Its portfolio is subject to management risk because it is actively managed. SCA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

The Fund depends upon SCA’s key personnel for its future success and upon their access to certain individuals and investments in Midstream Companies and MLPs. In particular, the Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor its investments. These individuals do not have long-term employment contracts with SCA, although they do have equity interests and other financial incentives to remain with SCA. For a description of SCA, see “Management—Investment Adviser.” The Fund also depends on the senior management of SCA. The departure of any of its portfolio managers or the senior management of SCA could have a material adverse effect on its ability to achieve its investment objective. In addition, the Fund can offer no assurance that SCA will remain its investment adviser or that the Fund will continue to have access to SCA’s industry contacts and deal flow.

CONFLICTS OF INTEREST OF SCA

Conflicts of interest may arise because SCA and its affiliates generally carry on substantial investment activities for other clients in which the Fund will have no interest. SCA or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. SCA or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by SCA or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of its position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.

Its investment opportunities may be limited by affiliations of SCA or its affiliates with Midstream Companies and MLPs. In addition, to the extent that SCA sources and structures private investments in Midstream Companies and MLPs, certain employees of SCA may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although SCA maintains procedures to ensure that any material non-public information available to certain SCA employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Fund could be precluded from investing in a company about which SCA has material non-public information.

SCA also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s. In particular, certain Affiliated Funds invest in Midstream Companies and MLPs. Furthermore, SCA may at some time in the future, manage other investment funds with the same investment objective as the Fund.

Investment decisions for the Fund are made independently from those of SCA’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by SCA or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by SCA in its discretion in accordance with the clients’ various investment objectives and procedures adopted by SCA and approved by the Board. In some cases, this system may adversely affect the price or size of the position that the Fund may obtain. In other cases, however, its ability to participate in volume transactions may produce better execution for the Fund.

The Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that the Fund controls. Except as permitted by law, SCA will not co-invest its other clients’ assets in the private transactions in which the Fund invests. SCA will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund. The policies contemplate that SCA will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Fund. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than the Fund to participate in such opportunities depending on the totality of the considerations, including, among other things, its available capital for investment, its existing holdings, applicable tax and diversification standards to which the Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The Fund's investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges.  Under the exchange rules and the recently adopted CFTC regulations, all accounts owned or managed by advisers, such as SCA, their principals and affiliates would be combined for position limit purposes.

In order to comply with the position limits established by the CFTC and the relevant exchanges, SCA may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits.  A violation of position limits by SCA could lead to regulatory action resulting in mandatory liquidation of certain positions held by SCA on behalf of the Fund.  There can be no assurance that SCA will liquidate positions held on behalf of all of SCA's accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, the Fund, its investment adviser or its affiliates may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities or any of SCA’s employees served as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including its investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund, its investment adviser or its affiliates may be regarded as a person affiliated with or controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partner interests of MLPs that the Fund hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the Fund the de facto power to exercise a controlling influence over such MLP. The Fund believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that the Fund controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot assure you, however, that the Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to the Fund for investment in a portfolio of Midstream Companies and MLPs.  In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact the Fund's ability to make Distributions.

VALUATION RISK

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than its most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of SCA than that required for securities for which there is an active trading market.  Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.  In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of Distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See “Net Asset Value.”

The investment management fee paid to SCA is based on the value of the Fund’s consolidated total assets, as periodically determined. A significant percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of SCA, the Fund’s Board and the Fund’s Valuation Committee, and a third-party valuation firm participate in the valuation of the Fund’s securities. See “Net Asset Value.”

RESTRICTED SECURITIES

The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK

The Fund is a non-diversified, closed-end investment company under the 1940 Act. Although the Fund may invest a relatively high percentage of its assets in a limited number of issuers, in order to qualify as a RIC for U.S. federal income tax purposes, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of us, to convert the Fund to open-end status, or to change the composition of the Board. The Fund has also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of the Declaration of Trust classifying the Board in three classes serving staggered three-year terms, and provisions authorizing the Board, without Common Shareholder approval, to cause the issuance of additional classes or series of shares and to amend the Declaration of Trust. These provisions, as well as other provisions of the Declaration of Trust and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Fund’s Common Shareholders. As a result, these provisions may deprive its Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Description of Shares.”

LEGAL AND REGULATORY RISKS

Legal and regulatory changes may materially adversely affect the Fund.  The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law in July 2010.  The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund.  Further, the CFTC has recently rescinded certain exemptions from registration requirements under the CEA that have been previously available to investment advisers registered under the Advisers Act.  In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options as futures, exceeds a certain threshold, the Fund may become subject to regulation under the CEA, and SCA may be required to register as a "commodity pool operator" and/or "commodity trading advisor" with the CFTC.  In the event SCA is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

The effect of the Dodd-Frank Act or other regulatory changes on the Fund, while impossible to predict, could be substantial and adverse.

TAX RISKS

In addition to other risk considerations, an investment in the Fund’s Common Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of Common Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risk of MLPs. Its ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has limited control. The benefit that the Fund derives from its investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for U.S. federal income tax purposes. As a partnership, a Master Limited Partnership generally has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnership’s business, a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited Partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of a Master Limited Partnership as a corporation for U.S. federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of Common Shares.

Tax Risk of Subsidiary C corporations. The Fund expects to increase the portion of the Fund’s assets that it can invest, directly and indirectly, in MLPs by holding certain of these investments through a wholly owned taxable subsidiary C corporation. Although, as a RIC, dividends received by the Fund from this taxable subsidiary and distributed to its Common Shareholders will not be subject to U.S. federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to the Fund on such investments that are held by the subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of any subsidiary C corporation it uses. Any subsidiary C corporation used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon a subsidiary C corporation’s sale of a portfolio security, such subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of a subsidiary C corporation will reduce its net asset value.

Excise Tax Risk. In order to avoid certain excise taxes imposed on RICs, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one-year period ending on November 30, the last day of its taxable year (which the Fund intends to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. The Fund is dependent on the underlying investments to provide the Fund with certain tax information in a timely manner in order to calculate the required Distribution amount to avoid the excise tax. Although the Fund currently intends to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the 4% U.S. federal excise tax, the Fund can provide no assurance that the Fund will be able to do so.

Tax Treatment of Distributions. The Fund cannot assure you what percentage of the Distributions paid on the Fund’s Common Shares, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various Fund types of income or gain will be in future years. A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of its distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to its Common Shareholders. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2012. See “Tax Matters – Taxation of U.S. Shareholders.”

Failure to Qualify as a Regulated Investment Company. To qualify as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if the Fund distributes at least 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to its Common Shareholders on an annual basis. Any Financial Leverage the Fund issues in the future would subject the Fund to certain asset coverage ratio requirements under the 1940 Act as an investment company, and the Fund may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making Distributions necessary to qualify as a RIC. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, the Fund must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. A qualified publicly traded partnership is a publicly traded partnership that derives less than 90% of its gross income each year from sources that qualify under income source requirements for RICs described below.

To qualify as a RIC, the Fund must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of its gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. The Fund may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although the Fund does not anticipate income from its direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, the Fund cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in its having to dispose of certain investments at times the Fund would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

The Fund anticipates that the MLPs in which the Fund invests will be qualified publicly traded partnerships, and the Fund that the Fund will be able to invest no more than 25% of the value of its total assets directly in MLPs. The Fund expects to increase the portion of its assets that the Fund can invest, directly and indirectly, in MLPs by holding certain of these investments through a wholly owned taxable subsidiary corporation. To comply with the diversification requirements described above, the Fund will be able to invest no more than 25% of the value of its total assets in this taxable subsidiary corporation. Although the Fund does not believe that the securities held by the taxable subsidiary should be aggregated with the Fund’s direct holdings for purposes of the 25% diversification test, it is possible that the Internal Revenue Service (“IRS”) could view such aggregation as being required, in which case the Fund would not satisfy the 25% diversification test.  The distributions that the Fund receives from the MLPs in which the Fund invests directly (assuming they are qualified publicly traded partnerships) and from this taxable subsidiary corporation will be qualifying income for purposes of the 90% gross income test. However, the taxable subsidiary corporation will be required to pay federal and state income taxes on its taxable income and, thus, the amount of cash that the subsidiary has available to distribute to the Fund will be correspondingly reduced. The Fund has not sought and will not seek any ruling from the IRS regarding the taxation of the Fund, the Common Shareholders, or the taxable subsidiary corporation.

If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its Distributions. Such a failure would have a material adverse effect on the Fund and the Common Shareholders. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special treatment. In such case, Distributions to the Fund’s Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in Common Shares. A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of its distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to its Common Shareholders.

Because any subsidiary C corporation through which the Fund indirectly invests in certain MLPs is treated as a regular taxable corporation for U.S. federal income tax purposes, such subsidiary C corporation will incur tax expenses. In calculating its daily net asset value, the Fund will, among other things, account for any subsidiary C corporation’s deferred tax liability and/or asset balances. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax assets of any subsidiary C corporation used by the Fund in connection with the calculation of its net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its daily net asset value, the application of such final valuation allowance could have a material impact on its net asset value.

Tax Law Change Risk. Under current law, qualified dividend income received by individual shareholders is taxed at the maximum U.S. federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2012. The maximum 15% U.S. federal income tax rate for long-term capital gain under current law is scheduled to revert to 20% for such taxable years.

DISTRIBUTIONS

Commencing with the initial Distribution, the Fund intends to make regular Distributions to its Common Shareholders. Such Distributions, if any, will be determined by the Board and declared by the Fund out of funds legally available theretofore. [It is anticipated that the Fund’s initial Distribution will be made approximately 45 to 60 days following completion of this offering and that the Fund will pay such initial Distribution approximately 90 days after the completion of this offering.] Any Distributions made before the Fund is substantially invested in accordance with its investment objective and policies will primarily be returns of capital.  There is no assurance that the Fund will continue to pay regular Distributions or that it will do so at a particular rate.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. To maintain its RIC status, the Fund must distribute during each taxable year at least 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the distributions the Fund receives from its investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While it is anticipated that the Fund would distribute some or all of such return of capital, it is not required to do so in order to maintain its RIC status. The Fund cannot predict with respect to a given quarter how much of its investment company taxable income will be included in the Distribution made for that quarter. However, the Fund intends to pay to Common Shareholders on an annual basis at least 90% of its investment company taxable income. Distributions may also include gains from premiums on options the Fund as written, cash received as return of capital from the Fund’s portfolio investments or return of investors’ capital. A “return of capital” represents a return of a Common Shareholder’s original investment in the Fund’s Common Shares and should not be confused with a dividend from earnings and profits.  Any such returns of capital, while not taxable, will lower a Common Shareholder’s basis and may result in higher taxes in the future.

In order to avoid certain U.S. federal excise taxes imposed on RICs, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one-year period ending on November 30, the last day of the Fund’s taxable year (which the Fund intends to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. The Fund currently intends to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the U.S. federal excise taxes.

Although the Fund currently intends to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such Distributions, the Fund may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed Distribution. The consequences of the Fund’s retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash that the Fund receives from its investments, as well as the amounts of income and return of capital represented by such cash. To permit the Fund to maintain a more stable quarterly Distribution, it may distribute less or more than the entire amount of cash received from its investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, once distributed, such amounts will be deducted from the Fund’s net asset value.

The 1940 Act generally limits the Fund’s long-term capital gain distributions to one per year, except for certain permitted distributions related to the Fund’s qualification as a RIC. This limitation does not apply to that portion of the Fund’s Distributions that is not characterized as long-term capital gain. Although the Fund has no current plans to do so, it may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that its Distribution policy with respect to Common Shares calls for periodic (e.g., quarterly) Distributions in an amount equal to a fixed percentage of its average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The Fund cannot assure you that if it applies for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common share Distributions in cash, they will automatically be reinvested into additional Common Shares pursuant to the Fund’s distribution reinvestment plan. Distributions will be treated the same for U.S. federal income tax purposes whether paid in cash or reinvested into additional Common Shares. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN

The Fund has adopted the DRIP, effective upon the closing of this offering, which provides that unless you elect to receive your Distributions in cash, they will be automatically reinvested by the Plan Administrator, [           ], in additional Common Shares of the Fund. If you elect to receive your Distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered Common Shareholder or a Common Shareholder who holds Common Shares with a brokerage firm that participates in the DRIP to have their Distributions reinvested in additional Common Shares. Unless you or your brokerage firm decides to opt out of the DRIP by providing prior written notice to the Plan Administrator, the number of Common Shares that you will receive will be determined as follows:

(1) If the Fund’s Common Shares are trading at or above net asset value at the time of valuation, the Plan Administrator will receive newly-issued Common Shares from the Fund for each participant’s account. The number of Common Shares to be credited to a participant will be determined by dividing the dollar amount of the participant’s Distribution by the greater of (i) the net asset value per common share at the time of valuation, or (ii) 95% of the market price per common share one day prior to the Distribution payment date.

(2) If the Fund’s Common Shares are trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the Distribution in cash and will purchase Common Shares in the open market, on [      ] or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate unfulfilled orders in the open market and cause the Fund to issue the remaining Common Shares if, following the commencement of the purchases, the market value of the Common Shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining Common Shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation, or (ii) 95% of the then-current market price. It is possible that the average purchase price per Common Share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer Common Shares than if the Distribution had been paid entirely in Common Shares issued by the Fund.

Participation in the DRIP is voluntary. Common Shareholders participating in the DRIP may withdraw from the DRIP at any time by giving notice to the Plan Administrator, in writing or by telephone, or in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective as of the next business.

The Plan Administrator will maintain all participants’ accounts in the DRIP and will give written confirmation of all transactions in the accounts, including information that a participant may need for tax records. Common Shares in a participant’s account will be held by the Plan Administrator in non-certificated form. The Fund’s appointed Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy that a participant receives will include all Common Shares that the participant has received under the DRIP.

There is no brokerage charge for reinvestment of a participant’s Distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters.”

If you hold your Common Shares with a brokerage firm that does not participate in the DRIP, you will not be able to participate in the DRIP and any Distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Plan Administrator’s fees under the DRIP will be borne by the Fund. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend or terminate the DRIP, including amending the DRIP to include a service charge payable by the participants, if in the judgment of the Board the change is warranted. Any amendment to the DRIP, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require the Fund to provide at least [       ] days written notice to each participant. Additional information about the DRIP may be obtained from [                  ] at [                   ].

USE OF LEVERAGE

The Fund may seek to enhance its total returns through the use of Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments. Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of Leverage Instruments in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund intends to utilize

Financial Leverage (anticipated currently to be in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act.  The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings.  To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release  No. 10666 (Apr. 18, 1979) to cover these obligations.  The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.  Depending on the type of Financial Leverage involved, the Fund’s use of Financial Leverage may require the approval of the Board. The Fund anticipates that any Indebtedness the Fund incurs will be in the form of bank debt and other forms of borrowings. The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.  The Fund anticipates that any senior securities or preferred shares that the Fund issues will be in the form of mandatory redeemable preferred shares, but the Fund may issue other forms of preferred shares if the terms of such preferred shares are more attractive. Financial Leverage creates a greater risk of loss, as well as potential for more gain, for Common Shares than if Financial Leverage is not used. The Fund’s Common Shares are junior in liquidation and distribution rights to any Financial Leverage. The Fund expects to invest the net proceeds derived from any use of Financial Leverage according to the investment objective and policies described in this prospectus.

Financial Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Common Shares, and the risk of fluctuations in dividend rates or interest rates on Financial Leverage which may affect the return to the holders of the Common Shares or may result in fluctuations in the Distributions paid by the Fund on the Common Shares. To the extent that the return on securities purchased with funds received from Financial Leverage exceeds their cost (including increased expenses to us), the Fund’s total return will be greater than if Financial Leverage had not been used. Conversely, if the return derived from such securities is less than the cost of Financial Leverage (including increased expenses to the Fund), the Fund’s total return will be less than if Financial Leverage had not been used, and therefore, the amount available for distribution to Common Shareholders will be reduced. In the latter case, SCA in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to Common Shareholders.

The fees paid to SCA will be calculated on the basis of the Fund’s consolidated total assets, including proceeds from Financial Leverage. During periods in which Financial Leverage is used, the investment management fee payable to SCA will be higher than if a leveraged capital structure were not used. Consequently, the Fund and SCA may have differing interests in determining whether to utilize leverage. The Fund’s Board monitors its use of Financial Leverage and this potential conflict. The use of Financial Leverage creates risks and involves special considerations. See “Risk Factors—Risks Related to Its Business and Structure—Use of Leverage.”

The Fund may incur Indebtedness without prior approval of Common Shareholders. In this regard, the Fund may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such Indebtedness, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate.

Under the requirements of the 1940 Act, the Fund, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund.

The rights of the Fund’s lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of the Fund’s Common Shareholders, and the terms of any such Indebtedness may contain provisions which limit certain of its activities, including the payment of Distributions to the Fund’s Common Shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock, or purchase any such capital stock, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be.

In an event of default under any Indebtedness, the lenders also have the right to cause a liquidation of collateral (i.e., sell securities in the Fund’s portfolio and its other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Furthermore, the 1940 Act (in certain circumstances) grants the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on the Fund’s use of various investment techniques or strategies or on its ability to pay Distributions on Common Shares in certain circumstances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede SCA from managing the Fund’s portfolio in accordance with its investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred shares plus the aggregate amount of senior securities representing indebtedness. In addition, the Fund is not permitted to declare any cash dividend or distribution on Common Shares unless, at the time of such declaration, its preferred shares plus senior securities representing indebtedness has an "asset coverage" of at least 200%. The Fund intends, to the extent possible, to maintain asset coverage on such preferred shares plus senior securities representing indebtedness of at least 200%. If necessary, the Fund will purchase or redeem any of its preferred shares or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%. The terms of any preferred shares may include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit Distributions on Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred shares outstanding, two of the Trustees will be elected by the holders of preferred shares as a class. The Fund’s remaining Trustees will be elected by holders of Common Shares and any preferred shares voting together as a single class. In the event that the Fund fails to pay dividends on any preferred shares for two years, holders of such preferred shares would be entitled to elect a majority of the Fund’s Trustees.

If the Fund is unable to refinance any Leverage Instruments when they mature, it may be forced to sell securities in its portfolio to repay such Leverage Instruments. Furthermore, if the Fund does not repay any Leverage Instruments when they mature, it will trigger an event of default (which will increase the interest rate and give the holders of such Leverage Instruments certain rights) and will trigger a higher dividend rate on any preferred shares.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of Distributions and the settlement of securities transactions which otherwise might require untimely dispositions of its securities.  As noted above, the Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.

The use of Leverage Instruments will leverage your investment in Common Shares.  Common Shareholders will bear the costs associated with the use of Leverage Instruments, and if the Fund issues preferred shares, Common Shareholders will bear the offering costs of the preferred share issuance.  The Board of the Fund may authorize the use of leverage through Leverage Instruments without the approval of Common Shareholders.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Shares total return during the Fund’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by the Fund. Furthermore, the assumed investment portfolio total returns are after (net of) all of the Fund’s expenses other than expenses associated with leverage); but such Financial Leverage expenses are deducted when determining the Common Shares total return. See “Risk Factors.”

The table further reflects the use of Financial Leverage representing 25% of the Fund’s total assets net of expenses and the Fund’s estimated annual dividend and interest on its leverage of [    ]%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Shares Total Return	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Common Shares total return is composed of two elements: Common Shares Distributions paid by the Fund (the amount of which is largely determined by the Fund’s net distributable income after paying interest on its leverage) and gains or losses on the value of the securities that the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

MANAGEMENT

TRUSTEES AND OFFICERS

The Fund’s business and affairs are managed under the direction of the Board including supervision of the duties performed by SCA.  The Fund’s Board currently consists of ten Trustees. The Board consists of a majority of Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. These individuals are referred to as the Fund’s “Independent Trustees.” The Board elects the Fund’s officers, who serve at the Board’ discretion and are responsible for the Fund’s day-to-day operations. Additional information regarding the Fund’s Board and its committees is set forth under “Management” in the SAI.

INVESTMENT ADVISER

Salient Capital Advisors, LLC, a Texas limited liability company, is the Fund’s investment adviser and is registered with the SEC under the Advisers Act. SCA is a wholly-owned subsidiary of Salient Partners, L.P., a Delaware limited partnership (“Salient”).  Prior to its acquisition and renaming by Salient in January 2011, SCA operated as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and energy sector investments.  As of March, 2012, SCA managed and advised assets of approximately $[            ], including $[             ] in Midstream Companies and MLPs.  Salient and its affiliates managed and advised assets of approximately $[            ] as of March, 2012.

SCA is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The manager of SCA is Salient Capital Management, LLC, a Delaware limited liability company (“SCM”). SCM is governed by a Board of Managers that is comprised of five managers, one of whom is considered “Independent.”

SCA’s management of the Fund’s portfolio is led by portfolio managers Greg A. Reid and Ted Gardner, with risk management overseen by Lee Partridge, Salient’s Chief Investment Officer. The Fund’s portfolio managers draw on the research and analytical support of the entire investment team at Salient, as well as the experience and expertise of Salient’s founders, John A. Blaisdell, Andrew B. Linbeck and Jeremy Radcliffe. In addition, the portfolio managers are supported by an experienced compliance and financial accounting team headed by Paul A. Bachtold, SCA’s Chief Compliance Officer, and John E. Price, SCA’s Chief Financial Officer.

Greg A. Reid serves as President and Chief Executive Officer of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and Chief Executive Officer from 2010 to 2011 of SCA, then known as RDG Capital LLC ("RDG"), a Houston-based asset management firm specializing in MLP and energy sector investments that was spun off from Telemus Capital Partners ("Telemus") in June 2010. SPLP acquired RDG in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus’ Houston office from May 2007 to June 2010 at which time he formed RDG to acquire Telemus. Prior to joining Telemus in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III serves as a Director and Portfolio Manager for SCA. Prior to joining SCA in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research ("Raymond James") from 2004 to 2007.   During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

Lee Partridge is a Managing Director of SCA and Chief Investment Officer for Salient. Mr. Partridge also directly oversees the investment program for a $7.7 billion investment portfolio of a public employee retirement association. Prior to joining Salient in November 2010, Mr. Partridge was the founder and Chief Executive Officer of Integrity Capital, LLC, which spanned traditional and alternative investment strategies from September 2009 to November 2010 and held various positions at the Teacher Retirement System of Texas ("Teacher Retirement System") from May 2001 to September 2009, including head of fixed income and deputy chief investment officer, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Prior to joining the Teacher Retirement System, Mr. Partridge was involved with securities trading and sales and managed a number of life insurance and depository institution portfolios, as both principal and advisor, from September 1993 to May 2001. Mr. Partridge received a Bachelor of Science degree in Psychology from the University of Houston in December 1989 and an MBA from Rice University in May 1992. Mr. Partridge holds both the CFA and CAIA designations.

John A. Blaisdell is the Chief Executive Officer and a Managing Director of SCA and a founding partner of Salient. Prior to joining Salient in December 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to December 2002. At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities. Prior to joining Wincrest, Mr. Blaisdell was a partner, President and Chief Operating Officer of Leisure Management International (“LMI”) for seven years. Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world. Mr. Blaisdell has served on the Board of Trustees of many public, private and charitable organizations in Florida and Texas. Mr. Blaisdell received a Bachelor of Science degree from Barry University in 1983 and an MBA from the University of Miami in 1987.

Andrew B. Linbeck is a Managing Director of SCA. Prior to co-founding Salient in August 2002, Mr. Linbeck was a partner and executive officer of The Redstone Companies, L.P., a Houston based investment firm, and certain affiliates thereof (collectively “Redstone”) from 1998 through 2002. Prior thereto, Mr. Linbeck served as an Executive Vice President for PaineWebber, Inc. from 1994 to 1998. He began his career in the financial services industry in 1987 at Kidder, Peabody & Co. He serves on the boards of and is an advisor to several non-profit organizations. Mr. Linbeck received a Bachelor of Arts degree from the University of Notre Dame in 1987, and later graduated from the Executive Management Program at the Jones School of Business at Rice University in 1994.

Jeremy Radcliffe is a Managing Director and the Chief Operating Officer of Salient, where his primary responsibility is managing the daily operations of the firm. Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002. A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an Artium Baccalaureatus degree in Classics while specializing in Latin, Roman history and architecture.

Parag Sanghani, CFA, is a Senior Research Analyst for SCA, assisting in the management of the Adviser’s MLP securities complex. Prior to joining the Adviser in 2011, Mr. Sanghani was a Senior MLP Analyst with Telemus from 2008 through 2009, assisting in the management of the firm’s $100+ million MLP portfolio. Previously, Mr. Sanghani was a Financial Analyst with Exterran Holdings ("Exterran") from 2007 through 2008, where he provided consulting services during the company’s merger integration process. Before Exterran, from 2004 through 2006, Mr. Sanghani was a Senior Research Associate with Raymond James, where he published detailed research reports on the energy industry and followed 17 companies within the oil service and coal sectors. Mr. Sanghani graduated from the University of Texas at Austin in 2002 with a Bachelor of Business Administration in Finance and earned a Masters in Finance from London Business School in 2010. He is a member of the CFA Society of Houston and a CFA Charterholder.

Hollis Ghobrial is a Senior Research Analyst for SCA. His responsibilities include MLP research and management of custom tailored MLP portfolios for separately managed accounts. Prior to joining Salient in 2007, he was an MLP analyst at Sanders Morris Harris Group in 2007 and worked at Viscogliosi Bros., LLC from 2005 to 2006. Mr. Ghobrial graduated from Trinity University in San Antonio in 2002 with a degree in finance and received an MBA from Rice University in 2005.

Paul A. Bachtold is Chief Compliance Officer for Salient. Prior to joining Salient in 2010, Mr. Bachtold served as the President of Bachtold & Associates from 2008 to 2010. Mr. Bachtold was previously with Barclays Global Investors, N.A. from 2005 to 2008, and Wells Fargo Bank, N.A. from 2000 to 2005. Mr. Bachtold received his undergraduate degree from Augustana College in 1996 and an MBA from St. Mary’s College in 2003.

John E. Price is Chief Financial Officer for Salient. Prior to joining Salient in October 2003, Mr. Price assisted in the creation and establishment of a family office for a high net worth Houston family, where he was employed from 1997 to 2003. From 1993 to 1997, Mr. Price was with Andersen, L.L.P., where he was a Manager in the Assurance and Business Advisory Services department. From 1990 to 1993, Mr. Price was an analyst and later a broker for a regional commercial insurance wholesaler. Mr. Price graduated Summa Cum Laude from Texas Christian University (May 1990) where he received a Bachelor of Business Administration in Accounting. Mr. Price received an MBA from Rice University (May 2002) where he graduated with honors. Mr. Price is a licensed Certified Public Accountant and is a member of the TSCPA and the AICPA.

Roberto M. Croce is the Manager of Quantitative Research for the Investments Group at Salient, including SCA, where he provides quantitative analytical support to the entire investment team.  His duties include overseeing the models used to size hedging positions in Salient’s closed end funds and leading the effort to develop new products. Prior to joining Salient, Dr. Croce worked with the Teacher Retirement System of Texas, a $100bn+ pension fund, to develop a new suite of global strategic asset allocation models.   Dr. Croce received M.A. and Ph.D. degrees in Economics from the Ohio State University, where he published research about financial forecasting and taught courses in econometrics and financial economics.

The SAI provides information about the Fund’s portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by the Fund.  See “Portfolio Manager Information” in the SAI.

The principal office of SCA and Salient is located at 4265 San Felipe, Suite 800, Houston, Texas 77027. For additional information concerning SCA, including a description of the services to be provided by SCA, see “Investment Management Agreement” below.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement, SCA will provide the Fund with portfolio investment services and management and administrative assistance in connection with the operation of the Fund in return for a management fee. Under the terms of the Investment Management Agreement between the Fund and SCA, the Fund has agreed to pay SCA a management fee, computed and paid monthly at an annual rate of [      ]% of the average monthly consolidated total assets of the Fund. During the first 24 months of the Fund’s investment activities following this offering, SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to [       ]% of the Fund’s average monthly total assets.

For purposes of calculating the management fee, the "average consolidated total assets" for each monthly period are determined by averaging the consolidated total assets on the last business day of that month with the consolidated total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s consolidated total assets shall be equal to the Fund’s consolidated gross asset value (which includes assets attributable to or proceeds from the Fund’s use of Financial Leverage), minus the sum of the Fund’s accrued and unpaid Distributions on any outstanding Common Shares and accrued and unpaid dividends on any outstanding preferred shares and accrued consolidated liabilities (other than liabilities associated with borrowings or leverage utilized and any accrued taxes liabilities). Liabilities associated with borrowings or leverage by the Fund, for purposes of the previous sentence, include the principal amount of any debt that the Fund  or any subsidiary issues, the liquidation value of any outstanding preferred shares, and other liabilities including but not limited to short positions and put or call options held or written by the Fund or any subsidiary C corporations it uses.

In addition to SCA’s management fee, the Fund pays all other costs and expenses of its operations, such as compensation of its Independent Trustees (but not those affiliated with Salient) and expenses related to Trustees meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with the Fund’s use of Financial Leverage, expenses of independent auditors, marketing and certain advertising expenses, listing and regulatory fees, expenses of repurchasing its securities, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will remain in effect until [          ], 2013 and may be continued from year to year, so long as its continuation is approved at least annually by a majority of the Fund’s Independent Trustees and either a majority of the Fund’s Trustees or a “majority of the outstanding voting securities” (as defined under the 1940 Act) of the Fund. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment to a party other than an affiliate of SCA.

The Fund has agreed to indemnify SCA and any affiliate of SCA, and each of their shareholders, members, trustees, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”).  Notwithstanding any of the foregoing, the indemnification provisions of the Investment Management Agreement shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law.

Because SCA’s fee is based upon a percentage of the Fund’s consolidated total assets, SCA’s fee will be higher to the extent the Fund employs Financial Leverage. In this regard, if Financial Leverage is used in an amount equal to 25% of the Fund’s consolidated total assets, the management fee payable to SCA would be [        ]% (before giving effect to any management fee waiver) of the Fund’s net assets attributable to Common Shares. See “Fees and Expenses.”

A discussion regarding the basis for approval by the Board of Investment Management Agreement with SCA will be provided in the Fund’s initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and the Fund will make its net asset value available for publication at least monthly. The Fund currently anticipates calculating its net asset value and making it available on the Fund’s website, [                    ], on a weekly basis. Net asset value is computed by dividing the value of all of the Fund’s assets (including accrued interest and Distributions), less all of the Fund’s liabilities (including accrued expenses, Distributions payable, and any Indebtedness) and the liquidation value of any outstanding preferred shares (if any), by the total number of shares outstanding.

The price of an equity security traded upon one or more U.S. or foreign exchanges will be determined as follows: (1) if the security is traded on only one exchange, the value of the security will be the last sale price on that exchange on the valuation day and if traded on a foreign exchange only and it is a holiday in such country, the value of the security will be the last sales price on the foreign exchange on the day prior to the holiday; or (2) if the security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (“OTC”) market, the value of the security will be the last sale price on the valuation day on the primary market on which the security is traded. In either of the foregoing cases, if there are no sales of the security on the valuation day, the price of the security will be the mean of the closing bid and asked prices on the valuation day on the relevant exchange. The price of an equity security not traded on any exchange but listed on the NASDAQ National Market System (“NASDAQ”) will be the NASDAQ Official Closing Price on NASDAQ. For OTC securities that are not listed on NASDAQ, the value of the security will be the last sale price on such other OTC market on the valuation day. If a preferred security (other than preferred equity securities that are stated on a bond basis and preferred debt securities that are stated on an equity basis) is not listed on an exchange or NASDAQ, then the price will be supplied by a pricing vendor, except in the case of auction rate preferred shares (if any) issued by a closed-end registered investment company, which will be valued at par.

For private investments in public equities, if any, SCA will value the security at the time of purchase at cost, with any subsequent valuation based on the market price for such issuer. For private investments that do not have a market price and for which the use of net asset value as a practical expedient under ASC 820 would not be applicable, a third party firm that provides valuation services will be engaged to provide a valuation for such investments on a quarterly basis.

Debt securities will be valued at prices supplied by a pricing vendor; except that (1) for corporate debt obligations (including convertible securities listed on an exchange or NASDAQ), the value of the security will be the last sale price on that exchange or NASDAQ on the valuation day; and (2) short-term instruments purchased with a remaining maturity of (or put option exercisable in) 60 days or less, maturing at par, will be valued at amortized cost unless the investment adviser determines that such value is not reliable, in which case the investment adviser may rely on a value from the appropriate pricing vendor.

Exchange-traded options and futures contracts will be valued as follows: (1) option contracts on securities, currencies and other financial instruments traded on one or more exchanges will be valued on the valuation day at the last sale price from any exchange on which the option is listed. If no such sales are reported, such instruments will be valued at the mean of the closing bid and ask prices on the valuation day as reported by such exchange the Options Price Reporting Authority; (2) Flexible Exchange Options (also known as “Flex Options”) traded at the Chicago Board Options Exchange and cleared by the Options Clearing Corporation (“OCC”) will be valued by the OCC; and (3) futures positions on securities and currencies will be valued at closing settlement prices on the valuation day.

The Fund may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which, in the judgment of SCA, reliable market quotations are not readily available, pricing service does not provide a valuation, or provides a valuation that in the judgment of SCA is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date.

Because any subsidiary C corporation through which the Fund invests in MLPs is treated as a regular taxable corporation, for U.S. federal income tax purposes any subsidiary C corporation will incur tax expenses. In calculating its daily net asset value, the Fund will, among other things, account for any subsidiary C corporation’s deferred tax liability and/or asset balances.

Any subsidiary C corporation used by the Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received on equity securities of MLPs considered to be return of capital. Any deferred tax liability balance of any subsidiary C corporation used by the Fund will reduce the Fund’s net asset value.

Any subsidiary C corporation used by the Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of such subsidiary C corporation’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase its net asset value. To the extent a subsidiary C corporation has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of such subsidiary C corporation’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of such subsidiary C corporation’s deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Its assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future Master Limited Partnership cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to a subsidiary C corporation’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of Master Limited Partnership cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the Master Limited Partnership cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset of a subsidiary C corporation in connection with the calculation of its net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its daily net asset value, the application of such final valuation allowance could have a material impact on its net asset value.

Any subsidiary C corporation’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate a subsidiary C corporation’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining the Fund’s net asset value. If such information is not received from such MLPs on a timely basis, the Fund will estimate the tax characterization of the distributions received by a subsidiary C corporation based on average historical tax characterization of distributions made by MLPs.  The Fund’s estimates regarding a subsidiary C corporation’s deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a subsidiary C corporation’s deferred tax liability and/or asset balances used to calculate its net asset value could vary dramatically from such subsidiary C corporation’s actual tax liability and, as a result, the determination of such subsidiary C corporation’s actual tax liability may have a material impact on its net asset value.  The Fund’s daily net asset value calculation will be based on then-current estimates and assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify estimates or assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of its estimates or assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in its net asset value per share, which could be material.

DESCRIPTION OF SHARES

The following description is based on relevant portions of Delaware law, the Declaration of Trust and Bylaws. This summary is not necessarily complete, and the Fund refers you to Delaware statutory trust law and the Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

SHARES OF BENEFICIAL INTEREST

The Fund’s authorized shares consist of an unlimited number of shares of beneficial interest, $0.01 par value per share, all of which are initially classified as Common Shares. There is currently no market for Common Shares, and the Fund can offer no assurances that a market for Common Shares will develop in the future. It is anticipated that Common Shares will be approved for listing on the [       ], subject to notice of issuance. The trading or “ticker” symbol of Common Shares is expected to be [         ]. There are no outstanding options or warrants to purchase its shares. No shares have been authorized for issuance under any equity compensation plans. Under Delaware law, the Fund’s Common Shareholders generally are not personally liable for its debts or obligations.

The Board may, without any action by the Fund’s Common Shareholders, from time to time increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Declaration of Trust and under the 1940 Act. In addition, the Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Although the Fund has no present intention of doing so, the Fund could issue a class or series of shares that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the Common Shareholders’ best interest.

COMMON SHARES

General. All Common Shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive Distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of Distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of its securities. Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the holders of Common Shares if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor.

The yield on Common Shares will likely vary from period to period depending on factors, including the following:

●	market conditions;
●	the timing of the Fund’s investments;
●	the securities comprising the Fund’s portfolio;
●	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);
●	the amount and timing of the use of Financial Leverage by the Fund;
●	the effects of Financial Leverage on Common Shares (discussed above under “Use of Leverage”);
●	the timing of the investment of proceeds from this offering and proceeds from Financial Leverage; and
●	the Fund’s net assets and operating expenses.

Consequently, the Fund cannot guarantee any particular yield on Common Shares, and the yield for any given period is not an indication or representation of future yield on Common Shares.

Limitations on Distributions. So long as senior securities representing indebtedness are outstanding, holders of Common Shares will not be entitled to receive any Distributions from the Fund unless (1) there is no event of default existing under the terms of such Indebtedness, (2) the Fund’s asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in the Fund’s portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions.

If any preferred shares are outstanding, holders of Common Shares or other shares will not be entitled to receive any Distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred shares, (2) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred shares, (3) the Fund’s asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200%, (4) the assets in its portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions and (5) there is no event of default existing under the terms of any borrowings, in each case, after giving effect to such Distributions. See “Use of Leverage.”

Liquidation Rights. Common Shareholders are entitled to share ratably in the assets legally available for distribution to Common Shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of the Fund’s Common Shares, including preferred shares (if any).

Voting Rights. Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of Common Shareholders, including the election of Trustees. The presence of the holders of Common Shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of Common Shareholders. The Declaration of Trust provides that, except as otherwise provided in the Bylaws, a Trustee shall be elected by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of Common Shareholders, the holders of a majority of the outstanding shares entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting, provided that holders of preferred shares, if any are outstanding, have the right to elect two Trustees at all times. Pursuant to the Declaration of Trust and Bylaws, the Board may amend the Bylaws to alter the vote required to elect Trustees.

Under NYSE rules applicable to listed companies, the Fund normally will be required to hold an annual meeting of Common Shareholders in each fiscal year. If the Fund is converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of Common Shareholders), the Fund may amend the Bylaws so that the Fund is not otherwise required to hold annual meetings of Common Shareholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of Common Shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the Fund’s pricing), unless such sale is made with the consent of a majority of the company’s outstanding Common Common Shareholders. Any sale of Common Shares by the Fund will be subject to the requirements of the 1940 Act.

CREDIT FACILITY

The Fund may borrow money to the extent permitted by the 1940 Act and currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets. The Fund may enter into definitive agreements with respect to such credit facilities in an amount not to exceed the limits permitted under the 1940 Act. Such credit facilities may be committed or uncommitted and are not expected to be convertible into any other securities of the Fund.  Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and it is not expected that there will be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a credit facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under any credit facility against liabilities they may incur in connection with such credit facility. The Fund may be required to pay commitment fees under the terms of any such credit facility.

In addition, the Fund expects that such credit facilities would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. Moreover, the credit facility may be short-term and any renewal may be on terms different to, and less favorable than, those discussed above. Failure to renew such short-term credit facility may have a materially adverse impact on the Fund. Lastly, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

PREFERRED SHARES

The Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. The Fund may elect to issue preferred shares as part of its leverage strategy; however, the Fund presently does not anticipate issuing preferred shares.  In the event the Fund were to issue preferred shares, it would be subject to a 200% asset coverage requirement.

Prior to issuance of shares of each class or series, the Board is required by the Declaration of Trust to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred shares must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid.

CERTAIN PROVISIONS OF THE DELAWARE STATUTORY TRUST ACT AND THE FUND’S DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the Common Shares then entitled to vote in an election of such Trustee. In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

Classified Board. Under the Declaration of Trust, upon the closing of this offering, the Board will be divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in [         ] and the terms of the second and third classes will expire in [     ] and [        ], respectively, and when their successors are duly elected and qualified. At each annual meeting of its Common Shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Common Shareholders held in the third year following the year of their election. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. A classified board may render a change in control of the Fund or removal of its incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of its management and policies.

CLOSED-END FUND STRUCTURE; REPURCHASE OF COMMON SHARES AND CONVERSION
TO OPEN-END FUND

CLOSED-END FUND STRUCTURE

The Fund is a newly-organized, non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of Distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of Common Shares being greater than, less than or equal to net asset value. The Board has reviewed the Fund’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Fund’s Common Shareholders. However, the Board may review periodically the trading range and activity of its shares with respect to its net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for Common Shares at net asset value or its possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in Common Shares trading at a price equal to or close to net asset value per common share. Based on the determination of the Board in connection with this initial public offering of Common Shares that the closed-end structure is desirable in light of its investment objective and policies, it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of its Common Shareholders for the Fund to take corrective actions to reduce trading discounts in Common Shares. The Board, in consultation with SCA, may review the possibility of open market repurchases of and/or tender offers for Common Shares and will consider such factors as the market price of Common Shares, the net asset value of Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with SCA, may from time to time review other possible actions to reduce trading discounts in Common Shares.

CONVERSION TO OPEN-END FUND

To convert the Fund to an open-end investment company, the Fund’s Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case the favorable vote of “a majority of the outstanding voting securities” will be required, which as defined in the 1940 Act and used herein means the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by Common Shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to Common Shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, Common Shares would cease to be listed on [            ] or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities is made, investors may incur brokerage costs in connection with converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of its counsel, K&L Gates LLP.

The discussion in this section and in the SAI is a general summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Common Shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, the Fund has not included tax consequences that the Fund assumes to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Common Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold Common Shares as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States.;
●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●
a trust if a court within the United States can exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. shareholder” is a beneficial owner of Common Shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Common Shares should consult its tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Common Shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

QUALIFICATION AS A RIC

The Fund intends to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualifies, the Fund (but not its Common Shareholders) will not be subject to U.S. federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to its Common Shareholders. In order to qualify for treatment as a RIC for U.S. federal income tax purposes, the Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test. At least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent the Fund hold interests in entities that are taxed as grantor trusts for U.S. federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (a) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (b) the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnerships. The Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. The Fund’s deduction for dividends paid to its Common Shareholders during the taxable year must equal or exceed 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) its net tax-exempt interest, if any (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any distributions that the Fund declares after the end of its taxable year. Such distributions must be declared before the due date for filing its tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of its taxable year (which the Fund intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to Common Shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in its investment company taxable income for the year of accrual, the Fund may be required to make a Distribution to its Common Shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making Distributions to Common Shareholders. Elections may be available to the Fund to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

In order to increase its investments in MLPs, the Fund may invest in one or more subsidiary C corporations that invest in MLPs. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the Fund invests may not produce qualifying income for purposes of determining its compliance with the 90% gross income test applicable to RICs. As a result, the Fund may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with its investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries and other expenses.

The Fund is authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the Fund is not permitted to make Distributions to its Common Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Shares.” Moreover, its ability to dispose of assets to meet its Distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

TAXATION OF U.S. SHAREHOLDERS

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of its “investment company taxable income” (which is, generally, its ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of its net capital gains (which are, generally, its net long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Distributions in excess of its earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such Common Shareholder’s Common Shares as a non-taxable return of capital and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the Distributions are attributable to Common Shares held by the U.S. shareholder for more than one year. To the extent that Distributions paid by the Fund are attributable to dividends received by the Fund from corporations, Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Although the Fund currently intends to distribute any long-term capital gains at least annually, the Fund may in the future decide to retain some or all of its long-term capital gains, but designate the retained amount as a “deemed distribution.” The Fund cannot, however, treat any of its “investment company taxable income” as a “deemed distribution.” If the Fund designates any of its retained capital gains as a deemed distribution, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or Common Shares. Since the Fund expects to pay tax on any retained capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Common Shareholder’s liability for U.S. federal income tax. A Common Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Common Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and its Common Shareholders and this may affect Common Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each Common Shareholder bear to its taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or Common Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if Common Shareholders has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if Common Shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in its shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum U.S. federal income tax rate on the net capital gain of individual U.S. shareholders is currently scheduled to increase to 20% for taxable years beginning after December 31, 2012. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that Distributions paid by the Fund are attributable to dividends received by the Fund from corporations, dividends distributed by the Fund may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Common Shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such Common Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such Common Shareholder to a refund, provided that proper information is timely provided to the IRS.

The Medicare Contribution Tax requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Shares.

TAXATION OF NON-U.S. SHAREHOLDERS

Whether an investment in Common Shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Common Shares by a Non-U.S. shareholder may have adverse tax consequences because certain interest income and short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. shareholder are transformed into dividends that are subject to U.S. federal income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. shareholder. In such latter case, the Distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold U.S. federal income tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of the Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of Common Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. shareholder in the United States, or (b) the Non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of Common Shares will be subject to U.S. federal income tax if the Fund is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells Common Shares and such Common Shareholder held more than 5% of Common Shares at any time during the five-year period preceding the disposition. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to Common Shareholders’ allocable share of the tax the Fund pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of the Fund’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of its current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Common Shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S. -source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain non-U.S. shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements.  Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares.  While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice and in proposed regulations issued on February 8, 2012, that future regulatory guidance will provide for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015.  The preamble to the proposed regulations provides that withholding on certain “passthrough payments” will begin no earlier than January 1, 2017.

FAILURE TO QUALIFY AS A RIC

If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and Distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such case, under current law Distributions to its Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate shareholders. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of Common Shareholders’ tax basis, and any remaining Distributions would be treated as a capital gain. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special tax treatment.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of the Fund’s securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

TAX RISKS

Investing in the Fund’s securities involves certain tax risks, which are more fully described in the sections “Risk Factors—Risks Related to Its Investments and Investment Techniques—Tax Risks” and “Risk Factors— Risks Related to the Fund’s Business and Structure—Tax Risks.”

UNDERWRITING
Subject to the terms and conditions stated in the Fund’s underwriting agreement dated                    , 2012, each underwriter named below, for which          and                          are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Shares

[Additional Underwriters]

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and SCA have agreed to jointly and severally indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $             per Common Share. The sales load investors in the Fund will pay of $.90 per Common Shares is equal to 4.5% of the initial offering price. The underwriters may allow, and dealers may reallow, a discount not in excess of $             per Common Share on sales to other dealers. After the initial public offering the concession and discount may be changed. Investors must pay for any Common Shares purchased on or before                           , 2012.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load	$	$	$
Estimated offering expenses	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

The expenses of the offering are estimated at $.04 per Common Share and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per Common Share for each Common Share purchased by the underwriters, as a partial reimbursement of expenses incurred by the underwriters in connection with the offering. The amount paid by the Fund for the partial reimbursement to the underwriters will not exceed [    ] % of the total price to the public of the Common Shares sold in this offering. Offering expenses paid by the Fund may include reimbursement to SCA or its affiliates for expenses incurred in connection with the offering. SCA has agreed to pay all organizational expenses of the Fund and the offering expenses of the Fund (other than the sales load, but inclusive of a $.00667 per Common Share reimbursement of the underwriters’ expenses) to the extent that offering expenses (other than the sales load, but inclusive of a $.00667 per Common Share reimbursement of the underwriters’ expenses) exceed $[.04] per Common Share.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to            additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Common Shares will be sold so as to ensure that the [        ] distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

SCA (and not the Fund) has agreed to pay from its own assets to             a structuring fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Shares in an amount equal to       % of the total price to the public of the Common Shares sold in this offering. The total amount of these structuring fee payments to                 will not exceed     % of the total price to the public of the Common Shares sold in this offering.

SCA (and not the Fund) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the Common Shares sold by that underwriter in this offering.

SCA (and not the Fund) has agreed to pay to each of                                and                                 from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $            and $            , respectively. If the overallotment option is not exercised, the structuring fee paid to                                and                                 will not exceed            % and             %, respectively, of the total price to the public of the Common Shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate 9% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including SCA.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of              is                  . The principal place of business of                           is                                       . The principal business address of                                    is                             .

TRANSFER AGENT AND ADMINISTRATOR

[                ] acts as the Fund’s transfer agent and dividend-paying agent.  For its services, [                ] receives a fixed fee per account. The Fund will reimburse [                ] for certain out-of-pocket expenses, which may include payments by [                ] to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to the Fund’s beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the Fund to [                ] in connection with maintaining Common Shareholder accounts.

As administrator, [                ] provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. [                ] is located at [                ].

CUSTODIAN

[                ] is the custodian of Common Shares and other assets. [                ] is located at [                ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                ] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [                ]is located at [                ].

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by [                ].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF KEY TERMS
INVESTMENT OBJECTIVE
INVESTMENT POLICIES
THE FUND’S INVESTMENTS
MANAGEMENT
CONTROL PERSONS
INVESTMENT ADVISER
CODE OF ETHICS
PROXY VOTING PROCEDURES
PORTFOLIO MANAGER INFORMATION
PORTFOLIO TRANSACTIONS AND BROKERAGE
LIMITATION ON LIABILITY OF TRUSTEES AND OFFICERS
TAX MATTERS
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
EXPERTS
OTHER SERVICE PROVIDERS
REGISTRATION STATEMENT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	A-1
FINANCIAL STATEMENTS	B-1

Until [             ], 2012 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

[Fund Logo]

                     Shares

Common Shares

$25.00 per Share

PROSPECTUS

[                 ]
[                 ]
[                 ]
[                 ]
[                 ]
[                 ]
[                 ]
[                 ]

                           , 2012

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated April 13, 2012

SALIENT MIDSTREAM & MLP FUND

STATEMENT OF ADDITIONAL INFORMATION

Salient Midstream & MLP Fund (referred to herein as the “Fund”), a Delaware statutory trust, is a non-diversified closed-end management investment company. Salient Capital Advisors, LLC (referred to herein as “SCA”) is the Fund’s investment adviser, responsible for implementing and administering the Fund’s investment strategy. SCA is managed by Salient Capital Management, LLC, a Delaware limited liability company (“SCM”). SCA and SCM are subsidiaries of Salient Partners, L.P., a Delaware limited partnership (“SPLP”) (collectively, SCA, SCM, SPLP and their affiliated companies are hereinafter referred to as “Salient”).

This Statement of Additional Information (the “SAI”) relating to the offering of the Fund’s common shares of beneficial interest (the “Common Shares”) does not constitute a prospectus but should be read in conjunction with the Fund’s prospectus relating thereto dated [         ]. This SAI does not include all of the information that a prospective investor should consider before purchasing any of Common Shares. Investors should obtain and read the Fund’s prospectus prior to purchasing any of the Fund’s Common Shares. A copy of the Fund’s prospectus may be obtained from the Fund without charge by calling [               ] or on the SEC’s website (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

This SAI is dated              , 2012.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page

GLOSSARY OF KEY TERMS
INVESTMENT OBJECTIVE
INVESTMENT POLICIES
THE FUND’S INVESTMENTS
MANAGEMENT
CONTROL PERSONS
INVESTMENT ADVISER
CODE OF ETHICS
PROXY VOTING PROCEDURES
PORTFOLIO MANAGER INFORMATION
PORTFOLIO TRANSACTIONS AND BROKERAGE
LIMITATION ON LIABILITY OF TRUSTEES AND OFFICERS
TAX MATTERS
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
EXPERTS
OTHER SERVICE PROVIDERS
REGISTRATION STATEMENT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in the Fund’s investment objective and policies and as described in the Fund’s prospectus and this SAI. These definitions may not correspond to standard sector definitions.

“Energy Companies” means companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“Marine Midstream Companies” means public companies that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

“Midstream Assets” means assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as MLPs and are taxed as corporations. For purposes of this definition, this means companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels and (b)  MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and includes Midstream MLPs, and other energy MLPs.  “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for U.S. federal income tax purposes.

“MLP Affiliates” means affiliates of MLPs substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes.  MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to its common shareholders (“Common Shareholders”). The Fund’s investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities.” When used with respect to the Fund’s voting securities, a “majority of the outstanding voting securities” means (i) 67% or more of Common Shares present at a meeting, if the holders of more than 50% of Common Shares are present or represented by proxy, or (ii) more than 50% of Common Shares, whichever is less.

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of Midstream Companies and MLPs. The Fund intends to utilize an option strategy in an effort to enhance returns.  The options strategy is intended to generate returns from options premiums as a means to enhance distributions to its Common Shareholders (“Distributions”).  There can be no assurance that the Fund will achieve the Fund’s investment objective.

INVESTMENT POLICIES

The following investment policies, along with the Fund’s investment objective, are the Fund’s only fundamental policies — that is, policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities:

(1) The Fund may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) The Fund may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) The Fund may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Leverage” and “Risk Factors — Risks Related to The Fund’s Business and Structure — Use of Leverage” in the prospectus.

(4) The Fund may not make loans to other persons except (a) through the lending of the Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.

(6) The Fund will concentrate the Fund’s investments in the energy and energy infrastructure industries through investments in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies; and the Fund may not concentrate the Fund’s investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The following investment policies are considered non-fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:

●	The Fund will invest at least 80% of its total assets in securities of Midstream Companies and MLPs.
●
The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, Common Shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.

●
The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by any of the Fund’s subsidiary corporations taxable under Subchapter C of the Code, owned by the Fund (“subsidiary C corporation”).

●	The Fund may invest up to but not more than 25% of its total assets into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of MLPs.
●
The Fund may invest up to but not more than 30% of its total assets in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies.  However, no more than 10% of its total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

●
The Fund may invest up to but not more than 25% of its total assets in debt securities of Energy Companies. All or a portion of the Fund's debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Fund's total assets may be invested in debt securities rated CCC+/Caa1 or lower.  Debt securities that are rated below investment grade are commonly referred to as "high yield" or "junk."  Investing in junk bonds is speculative and presents a high degree of risk.  See “Risk Factors-Debt Securities.”  For the purposes of determining if an investment satisfies this test, SCA will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

●	The Fund may invest up to, but not more than, 10% of its total assets in any single issuer other than any subsidiary C corporation owned by the Fund.
●	The Fund may write call covered options on up to 30% of the value of total assets in its portfolio for the purpose of generating realized gains as part of the Fund’s hedging strategy.

●
The Fund may utilize financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (“Leverage Instruments” and, together with Indebtedness, “Financial Leverage”) and expects to utilize Financial Leverage in an amount that represents approximately 25% of its total assets (which represents approximately 33% of net assets). However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% of its total assets to the extent permitted by the 1940 Act.  Currently, the Fund does not intend to issue preferred shares, although it may determine to do so in the future. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.  "Effective leverage" is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques.  The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release  No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.  The Fund currently anticipates that it will enter into at least one credit facility that may represent an amount up to 33 1/3% of total assets.

The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of its total assets in securities of Midstream Companies and MLPs, the Fund will be required to make future purchases of securities in a manner so as to bring the Fund into compliance with the Fund’s 80% policy. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund intends to invest in companies of any market capitalization.

For purposes of the temporary investment positions that the Fund take (see “The Fund’s Investments — The Fund’s Portfolio — Temporary Defensive Position” in this SAI), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit the Fund purchase may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, the Fund simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures the Fund a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. SCA will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by the Fund as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

THE FUND’S INVESTMENTS

Description of Midstream Assets

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the United States to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which may consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck and ships from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency.

Description of MLPs

MLPs are entities that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. MLPs are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a MLP, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

The MLPs in which the Fund may directly or indirectly invest are currently classified by the Fund as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorized these MLPs into the following groups:

●
Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

●
MLPs other than Midstream MLPs that operate other assets (i) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

●
“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

●
“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

●
“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

●
MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for U.S. federal tax treatment as partnerships.

Description of Midstream Companies

Midstream Companies are companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

Description of Energy Companies

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, distributing, marketing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this SAI, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.

Description of Canadian Income Trusts

Canadian Income Trust means a qualified income trust designated by the Canada Revenue Agency that derives income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

The Fund’s Portfolio

At any given time, it is expected that the Fund’s portfolio will have some or all of the following types of investments: (i) equity securities of MLPs, such as Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Companies, (iii) equity securities of Upstream MLPs, Coal MLPs and Propane MLPs, (iv) equity securities of Other Energy Companies and (iv) debt securities of Energy Companies (including Midstream MLPs and Midstream Companies). It is expected that the focus of the Fund’s portfolio investments will be in securities of Midstream MLPs and Midstream Companies. The Fund may invest in the equity securities of Midstream Companies and MLPs either directly or indirectly through one or more taxable subsidiary C corporations. A description of the Fund’s investment policies and restrictions and more information about the Fund’s portfolio investments are contained in this SAI and the prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of MLPs. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate.

Common Units. Common units represent a MLP limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such MLP. The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such MLP, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the MLP, and outside investors such as the Fund. The Fund may purchase subordinated units from these persons as well as newly issued subordinated units from the MLPs. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of the MLP choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the MLP and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. The Fund will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a MLP. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the MLP in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for U.S. federal income tax purposes and is not treated as a partnership for U.S. federal income tax purposes.

Equity Securities of Midstream Companies and Other Energy Companies. Equity securities of Midstream Companies and Other Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of Common Shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Companies generally convert according to set ratios into Common Shares and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. The Fund intends to invest in equity securities of Midstream Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

Securities of Private Midstream Partnership and Private Midstream Companies. The Fund’s investments in the equity securities of private Midstream MLPs and private Midstream Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP in the future. The Fund expects that such companies will typically be LLCs and not structured as MLPs. The Fund’s investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Companies. The debt securities in which the Fund will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Up to but no more than 10% of the Fund’s total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in debt securities which are rated, at the time of investment at least B- (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, the Fund will look to the highest credit rating on such debt instrument. If a security satisfies the Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Salient’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. Salient will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Salient believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Salient’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer. See “Risk Factors—Risks Related to The Fund’s Investments and Investment Techniques—Debt Securities Risks” in the Fund’s prospectus.

Temporary Defensive Position. During periods in which SCA determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from the Fund’s investment strategy and invest all or any portion of the Fund’s assets in cash or cash equivalents. SCA’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, Common Shares may be adversely affected and the Fund may not pursue or achieve the Fund’s investment objective.

The Fund’s Use of Derivatives, Options and Hedging Strategies

Investment Practices

Option Strategy.  The Fund currently expects to write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio with the purpose of generating realized gains.  This option strategy is intended to generate returns from options premiums as a means to enhance Distributions to the Common Shareholders.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchases put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Uncovered Calls.  The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.  Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in the Fund’s hedging strategies.

Interest Rate Swaps. The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on the Fund’s Financial Leverage resulting from increases in short-term interest rates. The Fund anticipate that the majority of the Fund’s interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Short Sales, Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchase a stock outright; whereas with a short position, the Fund would sell a security that the Fund does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. See “Risk Factors—Risks Related to The Fund’s Investments and Investment Techniques—Short Sales Risk.” The Fund does not intend to have a net short position that exceeds 2% of the Fund’s total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute the Fund’s hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to The Fund’s Investments and Investment Techniques — Derivatives Risk” in the Fund’s prospectus.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate will range between [30% and 50%], excluding the turnover from its hedging program, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in SCA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund and thus indirectly borne by the Common Shareholders.

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in the Fund’s prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly SCA’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that SCA’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a worse overall performance for us, whether or not adjusted for risk, than if the Fund had not hedged the Fund’s portfolio holdings.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund investss. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s success in using hedging instruments is subject to SCA’s ability to correctly predict changes in relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that SCA’s judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, over-the-counter transactions are less liquid than exchange-traded derivatives since they are not standardized and often can only be closed out with the other party to the transaction. The Fund may be required by applicable regulations to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when the Fund take positions in derivative instruments. If the Fund is unable to close out the Fund’s positions in such instruments, the Fund might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under a derivative transaction. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and SAI, new regulations may negatively affect the Fund’s assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets the Fund holds to achieve their business goals, and hence, for the Fund to achieve the Fund’s investment objective.

MANAGEMENT

Trustees and Officers

The Fund’s business and affairs are managed under the direction of the Board, including the duties performed for the Fund under the Investment Management Agreement. The Trustees set broad policies for the Fund and choose the Fund’s officers. The

Trustees who are not “interested persons” of SCA, its affiliates, or the Fund’s underwriters as defined in the 1940 Act are referred to herein as “Independent Trustees.” The Trustees who are “interested persons” (as defined by the 1940 Act) are referred to herein as “Interested Trustees.”

Under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), upon the closing of this offering, the Board will be divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in [       ]; terms of the second and third classes will expire in [      ] and [        ], respectively. At each annual meeting of the Fund’s Common Shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

●	The Fund’s class I Trustees will be [ ], [ ], [ ] and [ ], and their term will expire at the annual meeting of shareholders to be held in [ ].

●	The Fund’s class II Trustees will be [ ], [ ] and [ ], and their term will expire at the annual meeting of shareholders to be held in [ ].

●	The Fund’s class III Trustees will be [ ], [ ] and [ ], and their term will expire at the annual meeting of shareholders to be held in [ ].

None of the Fund’s Independent Trustees or any of their immediate family members has ever been a director, officer or employee of SCA. The Fund has no employees. The Fund’s officers are compensated by Salient.

The Trustees and officers of the Fund also may be directors or officers of some or all of the other registered investment companies managed by SCA (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his or her full name, address and age, the position held with the Fund, the length of time served in that position, his or her principal occupation during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee (the “Fund Complex” includes the Fund), and other directorships held by such Trustee during the last five years. The information in the table is current as of [      ]. Unless otherwise noted, each Trustee or officer has served in his or her current principal occupation or (for Trustees) other directorships for the last five years. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Independent Trustees

[Table to be completed by pre-effective amendment]

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

[ ]	Trustee (Since 2011)	[ ]	[ ]	[ ]

[ ]	Trustee (Since 2011)	[ ]	[ ]	[ ]

[ ]	Trustee (Since 2011)	[ ]	[ ]	[ ]

[ ]	Trustee (Since 2011)	[ ]	[ ]	[ ]

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

[ ]	Trustee, Lead Independent Trustee (Since 2011)	[ ]	[ ]

[ ]	Trustee (Since 2011)	[ ]	[ ]

Interested Trustees/Officers

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

John A. Blaisdell(1) Age: 51	Trustee (Since 2011)	Member, Investment Committee of SCA, since 2011; Managing Director of Salient, since 2002; Chief Executive Officer of Salient, since 2011.	5	The Endowment Funds (investment companies) (five funds); the Salient Absolute Return Funds (3 funds); Salient MLP & Energy Infrastructure Fund.

Andrew B. Linbeck(1) Age: 47	Trustee (Since 2011)	Member, Investment Committee of SCA, since 2011; Managing Director of Salient, since 2002.	5	The Endowment Funds (investment companies) (five funds); the Salient Absolute Return Funds (3 funds); Salient MLP & Energy Infrastructure Fund.

Greg A. Reid(1) Age: 46	Trustee, President and Chief Executive Officer (Since 2011)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, until 2007.	2	Salient MLP & Energy Infrastructure Fund.

A. Haag Sherman(1) Age: 46	Trustee (Since 2011)	Member, Investment Committee of SCA, since 2011; Managing Director of Salient, since 2002.	5	The Endowment Funds (investment companies) (five funds); PlainsCapital Corporation, since 2009; the Salient Absolute Return Funds (3 funds); Salient MLP & Energy Infrastructure Fund, since 2011.

(1)	This person’s status as an “interested” Trustee arises from his affiliation with SCA.

Committees of the Board

The Board has four standing committees: the Nominating Committee, the Compliance Committee, the Valuation Committee and the Audit Committee.

Nominating Committee

The Board has formed a nominating committee (the “Nominating Committee”) that recommends nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, as well as their independence from SCA and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Fund’s Board. The Nominating Committee is composed of all Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by Common Shareholders of the Fund. Nominations proposed by partners will be properly submitted for consideration by the Committee only if a partner submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Fund’s Board has formed a Compliance Committee that is responsible for meeting with the Fund’s Chief Compliance Officer (“CCO”) to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Master Fund’s compliance program and operations. [      ], [      ] and [      ], each an Independent Trustee, constitute the Compliance Committee. [      ] is the chair of the Compliance Committee.

Valuation Committee

The Board’s Valuation Committee is responsible for overseeing the Fund’s valuation policy, making recommendations to the Fund’s Board on valuation-related matters, and overseeing implementation by SCA’s Valuation Committee of the Fund’s valuation policy and procedures. [      ], [      ] and [      ] constitute the Board Valuation Committee. [      ] is the chair of this Committee.

In addition, the Fund’s Board has authorized the establishment of SCA’s Valuation Committee consisting of [      ], [      ], [      ] and [      ] (see “MANAGEMENT”), and additional officers of the Fund and representatives of SCA to serve as SCA’s Valuation Committee. SCA’s Valuation Committee is not a Board committee. The function of SCA’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to SCA’s Valuation Committee by SCA or the Administrator. SCA’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Fund’s Board and to report to such Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee reviews matters arising from considerations of SCA’s Valuation Committee.

Audit Committee

The Fund’s Board has formed an audit committee (the “Audit Committee”) that is responsible for meeting with the Fund’s independent auditors, the Administrator and corporate officers to review financial statements, reports, issues and compliance matters. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention or termination of the auditors, evaluates their independence, and reviews their fees. [      ], [      ], [      ] and [      ], each an Independent Trustee, constitute the Audit Committee. [      ] is chair of the Audit Committee.

Trustee Compensation

The Fund’s Trustees and officers who are “interested persons” by virtue of their employment by Salient serve without any compensation from the Fund. Each of the Fund’s Independent Trustees receives a $[            ] annual retainer for serving as a trustee, such compensation to encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings, if any. In addition, the Independent Trustees are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth estimated compensation to be paid by the Fund to the Independent Trustees and officers during the Fund’s first full fiscal year after commencement of operations. The Fund has no retirement or pension plans. [Table to be completed by pre-effective amendment.]

Name of Trustee or Officer	Aggregate Compensation from the Fund	Total Compensation from Us and Fund Complex

Security Ownership of Management

The following table sets forth the dollar range of the Fund’s equity securities beneficially owned by the Fund’s Trustees and equity securities in other investment companies overseen by the Trustees within the same family of investment companies beneficially owned by the Fund’s Trustees as of [      ].  [Table to be completed by pre-effective amendment.]
Name of Trustee	Dollar Range of Equity Securities in the Fund as of [ ](1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of [ ](1)(2)
Independent Trustees
[ ]	None	None
[ ]	None	None
[ ]	None	None
[ ]	None	None
[ ]	None	None
[ ]	None	None
Trustees who are “Interested Persons” (2)
John A. Blaisdell	None	Over $100,000
Andrew B. Linbeck	None	Over $100,000
Greg A. Reid	None	None
A. Haag Sherman	None	Over $100,000
_____________

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by Salient beneficially owned and personal investments.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board believes that each trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as the Fund’s Trustees in light of the Fund’s business and structure. Each of the Trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations other than the Fund. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to the Fund’s operation and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee

Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

[      ] — Through her role as a teacher and her insights on financial markets, [      ] contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

[      ] — Through his experience as the executive of business enterprises, [      ] contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

[      ] — Through his experience as a senior officer of and board member of financial and other organizations, [      ] contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

[      ] — Through his experience as an attorney, [      ] contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

Andrew B. Linbeck — Through his experience as a senior executive of financial organizations, Mr. Linbeck contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

[      ] — Through his experience as a senior executive and accountant, [      ] contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Greg A. Reid — Through his experience as a senior executive of financial organizations, Mr. Reid contributes his experience in the investment industry to the Board.

[      ] — Through his experience as a senior executive and financial officer of financial and business enterprises, [      ] contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

A. Haag Sherman — Through his experience as a senior executive of financial organizations, Mr. Sherman contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

Board Leadership Structure

The Fund’s business and affairs are managed under the direction of the Board, including the duties performed for the Fund pursuant to the Fund’s investment management agreement. Among other things, the Trustees set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.

As part of each regular Board meeting, the Independent Trustees meet separately from SCA and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s Bylaws, the Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

Presently, John A. Blaisdell serves as Chairman of the Board and Greg A. Reid serves as President and Chief Executive Officer. Each of Mr. Blaisdell and Mr. Reid is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with SCA. The Fund believes that Mr. Blaisdell’s history with Salient’s investment platform and experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Similarly, the Fund believes that

Mr. Reid’s experience with Salient’s investment platform and extensive experience in the field of energy-related investments qualifies him to serve as President and Chief Executive Officer of the Fund.  The Board has determined that the composition of the Audit, Compliance and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board believes that this Board leadership structure—a separate Chairman of the Board and Chief Executive Officer—is the optimal structure for the Fund at this time. Since the Chairman has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. Blaisdell is the most qualified individual to lead the Board and to serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Board has designated [          ] as lead independent Trustee of the Fund. In this capacity, he will serve as liaison between the Independent Trustees and the Chairman, and perform such other duties as the Independent Trustees shall from time to time determine.

Board Role in Risk Oversight

The Board oversees the services provided by SCA, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and SCA to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with senior management.

The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Salient, its affiliates or other service providers.

CONTROL PERSONS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. SCA has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus. However, it is anticipated that SCA will no longer be a control person once the offering is completed.

INVESTMENT ADVISER

SCA is registered with the SEC under the Investment Advisers Act of 1940, as amended. SCA provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as the Fund’s Trustees or officers if elected to such positions. SCA is located at 4265 San Felipe, Suite 800, Houston, Texas 77027. SCA is the product of the acquisition of RDG Capital LLC, a Houston-based asset management firm specializing in MLP investments. SPLP acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.”

SCA provides services pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Fund’s Trustees including a majority of Independent Trustees or the vote of a majority of the Fund’s outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a majority vote of the Fund’s outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that SCA or any officer or director of SCA has taken any action which results in a breach of the covenants of SCA set forth in the Investment Management Agreement. The Investment Management Agreement provides that SCA shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misconduct, bad faith or gross negligence on the part of SCA in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for SCA’s services, the Fund pays SCA a fee as described in the Fund’s prospectus. See “Management — Investment Management Agreement” in the Fund’s prospectus.

In addition to SCA’s management fee, the Fund pays all other costs and expenses of the Fund’s operations, such as compensation of the Fund’s Independent Trustees (but not those affiliated with Salient) and expenses related to Trustees’ meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with the Fund’s Financial Leverage, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of SCA’s reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing the Fund’s securities, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of Distributions to investors.

A discussion regarding the basis for approval by the Board of the Fund’s Investment Management Agreement with the Fund’s Advisor will be provided in the Fund’s initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

CODE OF ETHICS

The Fund and SCA have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by the Fund or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in the Fund’s code of ethics. The personal securities transactions of the Fund’s access persons and those of SCA will be governed by the applicable code of ethics.

SCA and its affiliates manage other investment companies and accounts. SCA may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by SCA on the Fund’s behalf. Similarly, with respect to the Fund’s portfolio, SCA is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that SCA and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. SCA is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund and SCA have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from the Fund free of charge at (800) 809-0525. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that SCA votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, the Fund will invest in securities that do not generally entitle the Fund to voting rights in the Fund’s portfolio companies. When the Fund does have voting rights, the Fund will delegate the exercise of such rights to SCA, to whom the Fund’s Board has delegated the authority to develop policies and procedures relating to proxy voting. SCA’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of SCA will consult with each other and the Fund’s other investment professionals, taking into account the interests of the Fund and the Fund’s investors as well as any potential conflicts of interest. When SCA’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Fund’s Advisor’s Proxy Voting Committee for a final decision. If SCA determines that such conflict prevents SCA from determining how to vote on the proxy proposal in the Fund’s best interest, SCA will either (1) vote in accordance with a predetermined specific policy to the extent that SCA’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to the Fund’s Board and obtain the Board’s consent prior to voting on such proposal. An officer of SCA will keep a written record of how all such proxies are voted. SCA will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Salient voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by SCA that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. SCA may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to the Fund’s portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (800) 809-0525 (toll-free/collect), and (ii) on the SEC’s website at www.sec.gov.

SCA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

●	SCA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.
●	SCA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.
●	SCA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.
●
SCA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

●
SCA generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

●
Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, SCA, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

●	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.
●	SCA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
	●	anticipated financial and operating benefits;
	●	offer price (cost vs. premium);
	●	prospects of the combined companies,
	●	how the deal was negotiated; and
	●	changes in corporate governance and their impact on shareholder rights.
●
SCA generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by the Fund’s portfolio managers, the structure and method of the Fund’s portfolio managers’ compensation, and their ownership of the Fund’s securities. This information is current as of [      ].

Greg A. Reid and Frank “Ted” Gardner are compensated by Salient through distributions in respect of profits interests in Salient, based on the amount of assets that they manage (including the Fund). Pursuant to such profits interests, Messrs. Reid and Gardner receive a portion of the advisory fees applicable to those accounts. Furthermore, Lee Partridge, who is Salient’s Chief Investment Officer, and who oversees risk management for the Fund, also has a profits interest in Salient, pursuant to which he receives a portion of the advisory fees applicable to certain accounts that he manages (including the Fund). With respect to certain accounts, such profits interests are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge may have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of [                   ]. Asset amounts are approximate and have been rounded. [Table to be completed by pre-effective amendment.]

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)

Frank “Ted” Gardner
Greg A. Reid
Lee Partridge

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of [      ]. Asset amounts are approximate and have been rounded.  [Table to be completed by pre-effective amendment.]

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)

Frank “Ted” Gardner
Greg A. Reid
Lee Partridge

Messrs. Gardner, Reid and Partridge are compensated by SCA through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of the Fund’s equity securities prior to this offering; however, through their limited partner interests in the parent company of SCA, which owned all the Fund’s outstanding securities as of [                 ] (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of the Fund’s securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board, Salient is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Salient to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to SCA and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Salient considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Salient and/or its affiliates. If approved by the Fund’s Board, Salient may select an affiliated broker-dealer to effect transactions in the Fund’s Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Salient may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Salient determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Salient or to the Fund. SCA believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to Salient under the Investment Management Agreement are not reduced as a result of receipt by SCA of research services.

SCA may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which the Fund effect the Fund’s securities transactions may be used by Salient in servicing some or all of its accounts; not all of such services may be used by Salient in connection with the Fund. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Salient believes that such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. SCA seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Salient are the investment objective, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

LIMITATION ON LIABILITY OF TRUSTEES AND OFFICERS

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” The Fund’s Declaration of Trust provides that the Trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of Common Shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of Common Shares voting on the matter will not be able to elect any Trustees.

The Fund’s Declaration of Trust authorizes us, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former trustee or officer or any individual who, while serving as the Fund’s trustee or officer and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund’s Bylaws obligate us, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as the Fund’s trustee or officer and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Declaration of Trust and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of ours or the Fund’s predecessor, if any.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, the Fund’s counsel.

Matters Addressed

This section and the discussion in the Fund’s prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Fund’s securities. It does not address all U.S. federal income tax consequences that may apply to an investment in the Fund’s securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Fund’s securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the Fund’s securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the Fund’s securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the Fund’s securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Common Shares should consult its tax advisers with respect to the purchase, ownership and disposition of Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Company

The Fund intends to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualify, the Fund (but not the Fund’s Common Shareholder) will not be subject to U.S. federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to the Fund’s Common Shareholders. In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test. At least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of shares or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such shares, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent the Fund holds interests in entities that are taxed as grantor trusts for U.S. federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. The Fund must diversify the Fund’s holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. The Fund’s deduction for dividends paid to the Fund’s Common Shareholders during the taxable year must equal or exceed 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) the Fund’s net tax-exempt interest, if any (the excess of the Fund’s gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends that the Fund declare after the end of the Fund’s taxable year. Such dividends must be declared before the due date for filing the Fund’s tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of the Fund’s capital gains in excess of the Fund’s capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of the Fund’s taxable year (which the Fund intends to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a Distribution to the Fund’s Common Shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

In order to increase the Fund’s investments in MLPs, the Fund may invest in one or more taxable subsidiary C corporations that invest in MLPs. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the Fund invests may not produce qualifying income for purposes of determining the Fund’s compliance with the 90% gross income test applicable to RICs. As a result, the Fund may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with the Fund’s investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries.

Although the Fund presently does not intend to do so, the Fund is authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the Fund is not permitted to make Distributions to the Common Shareholders while the Fund’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Structure.” Moreover, the Fund’s ability to dispose of assets to meet the Fund’s Distribution requirements may be limited by other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund intends to monitor the Fund’s transactions and may make certain tax elections to mitigate the effect of these rules and prevent the Fund’s disqualification as a RIC.

The Fund intends to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which the Fund invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Fund from a MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by a MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund intends to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which the Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Fund’s qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which the Fund invests are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, the Fund’s investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to the Fund of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to the Fund. The Fund intends to monitor the its investments in Canadian income trusts to prevent the its disqualification as a RIC.

Income received by the Fund with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the Fund in certain “passive foreign investment companies” (“PFIC”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund’s net capital gains (which are generally the Fund’s net long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Common Shares as a non taxable return of capital and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the Distributions are attributable to Common Shares held by the U.S. shareholder for more than one year. To the extent that Distributions paid by the Fund is attributable to dividends received by the Fund from corporations; the Fund’s Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which Common Shares are credited to the U.S. shareholder’s account.

Although the Fund currently intends to distribute any long-term capital gains at least annually, the Fund may in the future decide to retain some or all of the Fund’s long-term capital gains, but designate the retained amount as a “deemed distribution.” The Fund cannot, however, treat any of the Fund’s “investment company taxable income” as a “deemed distribution.” If the Fund designates any of its retained capital gains as a deemed distribution, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its Common Shares. Since the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Common Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the Common Shareholders and this may affect the Common Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its Common Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the Common Shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition Common Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition Common Shares may be disallowed if Common Shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Common Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that Distributions paid by the Fund is attributable to dividends received by the Fund from corporations, dividends distributed by the Fund may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

The Medicare Contribution Tax requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Shares.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in Common Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Common Shares by a non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. shareholder are transformed into dividends that are subject to U.S. federal income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In such latter case, the Distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of the Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Common Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of Common Shares will be subject to U.S. federal income tax if the Fund is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells Common Shares and such Common Shareholder held more than 5% of the Fund’s Common Shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Common Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of the Fund’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of the Fund’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Common Shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which Common Shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities~~,~~ of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain non-U.S. shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements.  Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares.  While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice and in proposed regulations issued on February 8, 2012, that future regulatory guidance will provide for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015.  The preamble to the proposed regulations provides that withholding on certain “passthrough payments” will begin no earlier than January 1, 2017.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of the Fund’s portfolio and structure to other substantially similar closed-end funds. In reports or other communications to the Fund’s Common Shareholders or in advertising materials, the Fund may compare the Fund’s performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index and other relevant indices and industry publications. Comparisons of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund’s performance will vary depending upon market conditions, the composition of the Fund’s portfolio and the Fund’s operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund’s portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of the Fund’s securities sell the Fund’s securities, they may be worth more or less than the original investment.

EXPERTS

The Fund’s financial statements dated [      ] appearing in this SAI, have been audited by [      ], independent registered public accounting firm, as set forth in their report, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [      ] provides auditing services to the Fund. The principal business address of [      ] is [      ].

OTHER SERVICE PROVIDERS

[      ], located at [      ], acts as the Fund’s custodian. [      ], located at [      ], provides certain administrative services for the Fund. [      ], located at [      ] acts as the Fund’s independent registered public accountant and audits the Fund’s financial statements.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to the Fund’s securities offered hereby, has been filed by the Fund with the SEC. The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Fund’s securities offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Salient Midstream & MLP Fund

Financial Statements

[To be added by pre-effective amendment.]

SALIENT MIDSTREAM & MLP FUND
PART C — Other Information

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements

	Part A	None

	Part B	Financial statements dated [ ], notes thereto and the report of the Independent Registered Public Accounting Firm dated [ ]

(2)	Exhibits

	(a)(1)	Certificate of Trust dated October 27, 2011 (1)

	(a)(2)	Agreement and Declaration of Trust dated October 27, 2011 (1)

	(b)	Bylaws (2)

	(c)	Not Applicable

	(d)	Form of Common Share Certificate (2)

	(e)	Distribution Reinvestment Plan (2)

	(f)	Not Applicable

	(g)	Investment Management Agreement between Registrant and Salient Capital Advisors, LLC (“SCA”) (2)

	(h)(1)	Form of Underwriting Agreement (2)

	(h)(2)	Form of Master Selected Dealer Agreement (2)

	(i)	Not Applicable

	(j)(1)	Global Custody Agreement between Registrant and [ ] (2)

	(j)(2)	Special Custody Account Agreement by and among Registrant, [ ] (2)

	(k)(1)	Certificate of Appointment of [ ] by Registrant (2)

	(k)(2)	Administration Agreement between Registrant and [ ] (2)

	(k)(3)	Form of Structuring Fee Agreement (2)

	(k)(4)	Advisory Fee Waiver Agreement (2)

	(l)(1)	Opinion and Consent of K&L Gates LLP (2)

	(l)(2)	Tax Opinion of K&L Gates LLP (2)

	(m)	Not Applicable

	(n)	Consent of Independent Registered Public Accounting Firm (2)

	(o)	Not Applicable

	(p)	Subscription Agreement between SCA and Registrant (2)

	(q)	Not Applicable

(r)(1)	Code of Ethics of Registrant (2)

(r)(2)	Code of Conduct of SCA (2)

(s)	Powers of Attorney (2)
_______________________
(1)	Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-2, as submitted to the Securities and Exchange Commission (“SEC”) via EDGAR on November 10, 2011.
(2)	To be added by pre-effective amendment.

Item 26.  Marketing Arrangements

Reference is made to (i) the form of Underwriting Agreement, the form of Master Agreement Among Underwriters and the form of Master Selected Dealer Agreement filed as Exhibit (h)(1), Exhibit (h)(2) and Exhibit (h)(3), respectively, to this Registration Statement, and (ii) the section in the prospectus which forms a part of this Registration Statement entitled "Underwriting" (Part A of the Registration Statement).

Item 27.  Other Expenses and Distribution

The following table sets forth all expenses, other than underwriting discounts and commissions, to be incurred in connection with the offering described in this Registration Statement. All the amounts shown are estimates except for the SEC registration fee, the Financial Industry Regulatory Authority, Inc. (“FINRA”) fee, and the [     ] listing fee.
SEC registration fee		$114.60
Printing and engraving expenses	$	*
FINRA fee		$503.00
NYSE listing fees	$	*
Accounting Fees and Expenses	$	*
Legal fees and expenses	$	*
Miscellaneous fees and expenses	$__	*
Total	$	*
_______________________
*  To be filed by pre-effective amendment.

SCA has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs exceeds $[     ]per share. Based on an offering of [     ]million shares, $[     ]of the total above would be paid by SCA.

Item 28.  Persons Controlled by or Under Common Control

None

Item 29.  Number of Holders of Securities

As of April 12, 2012, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value per share	0

Item 30.  Indemnification

The Registrant is an organization of the type commonly known as a “Delaware statutory trust.” The Registrant’s Declaration of Trust provides that the Trustees and officers of the Registrant, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant’s Declaration of Trust authorizes the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the Investment Company Act of 1940 (the “1940 Act”), to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Declaration of Trust and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a or a predecessor of the Registrant, if any.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption "Management — Trustees and Officers" sets for the trustees and officers of the Registrant and includes a description of any other business, profession, vocation or employment of a substantial nature in which the trustees and officers of the Registrant have engaged during the last two years for his or her account.

Form ADV of SCA, filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-71482), incorporated herein by reference, sets forth the officers of SCA and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32.  Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant or its adviser, custodian, transfer agent, administrator and fund accountant.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.      The Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.      Not Applicable.

3.      Not Applicable.

4.      Not Applicable.

5.      The Registrant undertakes that:

(a)      For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)      For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 13th day of April, 2012.

SALIENT MIDSTREAM & MLP FUND

By:	/s/ Greg A. Reid
Greg A. Reid
	Title:	Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John A. Blaisdell
John A. Blaisdell	Trustee	April 13, 2012
/s/ Andrew B. Linbeck
Andrew B. Linbeck	Trustee	April 13, 2012
/s/ John E. Price
John E. Price	Principal Financial and Accounting Officer	April 13, 2012
/s/ Greg A. Reid
Greg A. Reid	Trustee, President and Chief Executive Officer	April 13, 2012
/s/ A. Haag Sherman
A. Haag Sherman	Trustee	April 13 , 2012